                                                                     EXHIBIT 4.4

                                                                  EXECUTION COPY
                                                                  --------------

================================================================================

                      DEPOSIT AND DISBURSEMENT AGREEMENT


                                     among

                              ELWOOD ENERGY LLC,


                           ELWOOD II HOLDINGS, LLC,


                           ELWOOD III HOLDINGS, LLC,


                 BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION,
                             as Collateral Agent,


                 BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION,
                            as Administrative Agent

                                      and

                 BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION,
                            as Intercreditor Agent



                         Dated as of October 23, 2001

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

SECTION 1.1    Capitalized Terms..........................................     2
SECTION 1.2    Rules of Interpretation....................................    13
SECTION 1.3    Uniform Commercial Code....................................    13

                                  ARTICLE II
                         ESTABLISHMENT OF THE ACCOUNTS
                         -----------------------------

SECTION 2.1    Establishment of Accounts..................................    13
SECTION 2.2    Termination................................................    15

                                  ARTICLE III
                                 THE ACCOUNTS
                                 ------------

SECTION 3.1    Revenue Account............................................    15
SECTION 3.2    O&M Account................................................    20
SECTION 3.3    Sales Tax Reserve Account..................................    21
SECTION 3.4    Debt Service Payment Account...............................    24
SECTION 3.5    DSR LOC Loan Principal Account.............................    25
SECTION 3.6    Debt Service Reserve Account...............................    26
SECTION 3.7    Major Maintenance Reserve Account..........................    29
SECTION 3.8    PSA Contingency Reserve Account............................    33
SECTION 3.9    Distribution Suspense Account..............................    36
SECTION 3.10   Proceeds Account...........................................    39
SECTION 3.11   Permitted Investments......................................    43
SECTION 3.12   Events of Default..........................................    44
SECTION 3.13   Disposition of Accounts Upon Debt Termination Date.........    45
SECTION 3.14   Account Balance Statements.................................    45
SECTION 3.15   Instructions to the Administrative Agent...................    45

                                  ARTICLE IV
                           THE ADMINISTRATIVE AGENT
                           ------------------------

SECTION 4.1    Appointment of the Administrative Agent, Powers and
                     Immunities...........................................    46
SECTION 4.2    Reliance by the Administrative Agent.......................    48
SECTION 4.3    Court Orders...............................................    49

SECTION 4.4    Resignation or Removal.....................................    49

                                   ARTICLE V
                        EXPENSES; INDEMNIFICATION; FEES
                        -------------------------------

SECTION 5.1    Expenses...................................................    50
SECTION 5.2    Indemnification............................................    51
SECTION 5.3    Fees.......................................................    51

                                  ARTICLE VI
                            LIMITATION OF LIABILITY
                            -----------------------

SECTION 6.1    Limitation of Liability....................................    51

                                  ARTICLE VII
                                 MISCELLANEOUS
                                 -------------


SECTION 7.1    Amendments; Etc............................................    51
SECTION 7.2    Addresses for Notices......................................    51
SECTION 7.3    Integration, Etc...........................................    52
SECTION 7.4    Headings; Table of Contents; Section References............    52
SECTION 7.5    No Third Party Beneficiaries...............................    52
SECTION 7.6    No Waiver..................................................    52
SECTION 7.7    Severability...............................................    52
SECTION 7.8    Successors and Assigns.....................................    52
SECTION 7.9    Execution in Counterparts..................................    53
SECTION 7.10   Special Exculpation........................................    53
SECTION 7.11   Governing Law..............................................    53
SECTION 7.12   Payments in Respect of Bonds...............................    54

Annex A       Calculation Examples

Schedule I    Accounts
Schedule II   Major Maintenance Reserve Required Balance
Schedule III  Sales Tax Reserve Required Balance
Schedule IV   PSA Yearly Factor

Exhibit A     Form of Debt Service Reserve Guaranty
Exhibit B     Form of Major Maintenance Reserve Guaranty
Exhibit C     Form of PSA Contingency Reserve Guaranty
Exhibit D     Form of Sales Tax Reserve Guaranty
Exhibit E     Maintenance Requisition
Exhibit F     Restoration Requisition
Exhibit G     Independent Engineer Restoration Requisition

          This DEPOSIT AND DISBURSEMENT AGREEMENT, dated as of October 23, 2001 (this "Agreement"), is by and among ELWOOD ENERGY LLC, a limited liability
       ---------
company duly formed and validly existing under the laws of the State of Delaware (the "Issuer"), ELWOOD II HOLDINGS, LLC, a limited liability company duly formed
      ------
and validly existing under the laws of the State of Delaware ("Elwood II
                                                               ---------
Holdings"), ELWOOD III HOLDINGS, LLC, a limited liability company duly formed
--------
and validly existing under the laws of the State of Delaware ("Elwood III
                                                               ----------
Holdings"), BANK ONE TRUST COMPANY, NATIONAL ASSOCI ATION, a national banking
--------
association formed under the laws of the United States, in its capacity as collateral agent under the Collateral Agency Agreement (together with its successors and permitted assigns in such capacity, the "Collateral Agent"), BANK
                                                        ----------------
ONE TRUST COMPANY, NATIONAL ASSOCIATION, in its capacity as administrative agent (together with its successors and permitted assigns in such capacity, the

"Administrative Agent"), and BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, in
---------------------
its capacity as intercreditor agent under the Intercreditor Agreement (together with its successors and permitted assigns in such capacity, the "Intercreditor
                                                                 -------------
Agent").
-----

                                    RECITALS
                                    --------

          WHEREAS, the Issuer was formed for the purpose of developing, financing, constructing, owning and operating an approximately 1,409 MW natural gas-fired electric generation peaking facility located in Elwood, Illinois;

          WHEREAS, the Issuer has determined to issue $402,000,000 aggregate principal amount of its 8.159% Senior Secured Bonds due July 5, 2026 (the "Bonds") pursuant to the Trust Indenture, dated as of the date hereof (the
 -----
"Indenture"), between the Issuer and Bank One Trust Company, National Associa
 ---------
tion, as trustee (the "Trustee");
                       -------

          WHEREAS, the Issuer (as successor-in-interest to Elwood Energy II,
LLC) and Elwood II Holdings are parties to that certain Equipment Sale Agreement, dated December 20, 2000 (the "Holdings II ESA");
                                         ---------------

          WHEREAS, the Issuer (as successor-in-interest to Elwood Energy III,
LLC) and Elwood III Holdings are parties to (i) that certain Equipment Sale Agree ment, dated December 20, 2000 (300 MW Facility), and (ii) to that certain Equipment Sale Agreement, dated December 20, 2000, and Elwood III Holdings (150 MW Facility)(collectively, the "Holdings III ESAs"); and
                                -----------------

          WHEREAS, the Issuer will use the proceeds of the Bonds to repay in full all indebtedness outstanding under existing intercompany loans provided by the

Members and the Sponsors and to partially reimburse the Members and the Sponsors for development, financing and construction costs (including, without limitation, issuance costs, punchlist items, consultant and legal fees, the funding of reserve accounts and working capital) incurred by or on behalf of the Issuer in connection with the Project.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

          SECTION 1.1  Capitalized Terms.
                       -----------------

          (a) Each capitalized term used herein and not otherwise defined herein shall have the definition assigned to that term in the Indenture.

          (b)  The following terms shall have the following respective meanings:

          "Administrative Claims" means all obligations of the Issuer, now or
           ---------------------
hereafter existing, to pay fees, costs and expenses to any trustee or agent of any Secured Party, including, without limitation, the Collateral Agent, the Administrative Agent, the Intercreditor Agent and the Trustee.

          "Allocation Certificate" shall have the meaning given to such term in
           ----------------------
Section 3.9(c).
--------------

          "Asset Sale Proceeds" shall have the meaning given to such term in
           -------------------
Section 3.10(c).
---------------

          "Buy-Out Proceeds" shall mean any cash or other proceeds received by
           ----------------
or on behalf of the Issuer in connection with a Buy-Out.

          "Contracted Cash Available for Debt Service" means, for any period,
           ------------------------------------------
the aggregate of all payments to be received by the Issuer under Permitted PPAs for such period, plus investment income on amounts in the Accounts attributable to units subject to such Permitted PPAs for such period, minus (i) all O&M Costs attributable to units subject to such Permitted PPAs for such period and (ii) all deposits, if any, into the Sales Tax Reserve Account for such period.

          "Contracted Coverage Ratio" means, for any period, the ratio of (i)
           -------------------------
the aggregate of all Contracted Cash Available for Debt Service for such period to (ii) the aggregate of all Debt Service for such period, in each case calculated on a projected basis and confirmed by the Independent Engineer.

          "Current Major Maintenance Required Balance" shall mean, for any date
           ------------------------------------------
of determination, the amount set forth on Schedule II hereto opposite the Bond
                                          -----------
Payment Date on or immediately succeeding such date of determination (provided
                                                                      --------
that such Schedule II may be amended on an annual basis upon the delivery to the
          -----------
Trustee and the Administrative Agent of an Officer's Certificate by the Issuer, which shall be confirmed by the Independent Engineer, that such amendment is reasonable in light of the historic levels of operations of the Facility, is in accordance with Prudent Industry Practice, and is reasonably expected to be sufficient to fund scheduled Major Maintenance Expenditures on a timely basis).

          "Debt Payment Amount" shall have the meaning set forth in Section
           -------------------                                      -------
3.6(c).
------

          "Debt Service Payment Account" shall mean the account established
           ----------------------------
pursuant to Section 2.1 having the name and account number set forth below the
            -----------
title "Debt Service Payment Account" in Schedule I hereto.
                                        ----------

          "Debt Service Reserve Account" shall mean the account established
           ----------------------------
pursuant to Section 2.1 having the name and account number set forth below the
            -----------
title "Debt Service Reserve Account" in Schedule I hereto.
                                        ----------

          "Debt Service Reserve Guarantor" shall mean any Person issuing a Debt
           ------------------------------
Service Reserve Guaranty.

          "Debt Service Reserve Guaranty" shall mean an unconditional guaranty
           -----------------------------
issued by Dominion Resources, Peoples Energy Corporation, an Affiliate of either Dominion Resources or Peoples Energy Corporation, or any other Person whose long-term senior unsecured debt is rated at least "BBB" by S&P and "Baa2" by Moody's, and otherwise in substantially the form attached hereto as Exhibit A.
                                                                    ---------

          "Debt Service Reserve L/C" shall have the meaning given to such term
           ------------------------
in Section 3.6(a).
   --------------

          "Debt Service Reserve L/C Agent" shall mean any agent for the banks
           ------------------------------
and other financial institutions party to a Debt Service Reserve L/C Agreement.

          "Debt Service Reserve L/C Agreement" shall mean any agreement
           ----------------------------------
providing for the issuance of an Issuer Debt Service Reserve L/C.

          "Debt Service Reserve L/C Provider" shall mean the bank or other
           ---------------------------------
financial institution providing a Debt Service Reserve L/C.

          "Debt Service Reserve LOC Bonds" shall mean Debt Service Reserve LOC
           ------------------------------
Loans converted into substitute loans which (i) amortize, (ii) mature on the Final Maturity Date and (iii) bear interest at a rate specified in the applicable Debt Service Reserve L/C Agreement.

          "Debt Service Reserve LOC Loans" shall mean any loans made to the
           ------------------------------
Issuer under a Debt Service Reserve L/C Agreement.

          "Debt Service Reserve Requirement" shall mean:
           --------------------------------

          (a) for any date of determination occurring on a Six-Month DSR Date, an amount equal to (i) the principal and interest which will be due or has become due on the Senior Secured Obligations during the period from and including the day after the immediately preceding Bond Payment Date through and including the Bond Payment Date succeeding such date of determination (or, if such date of determination is a Bond Payment Date, through and including such date of determi nation), less (ii) the amount of Monies already on deposit in or credited to the Debt Service Reserve Account, if any, less (iii) the aggregate of the Drawing Amounts of any Debt Service Reserve L/Cs, less (iv) the aggregate of the Guaranteed Amounts under any Debt Service Reserve Guaranties; or

          (b) for any date of determination other than a Six-Month DSR Date, an amount equal to (i) the principal and interest which will be due or has become due on the Senior Secured Obligations during the period from and including the day after the immediately preceding Bond Payment Date through and including the next two Bond Payment Dates (or, if such date of determination is a Bond Payment Date, through and including the next Bond Payment Date), less (ii) the amount of Monies already on deposit in or credited to the Debt Service Reserve Account, if any, less (iii) the aggregate of the Drawing Amounts of any Debt Service Reserve L/Cs, less (iv) the aggregate of the Guaranteed Amounts under any Debt Service Reserve Guaranties.

          "Debt Termination Date" means the date on which (i) all Senior Secured
           ---------------------
Obligations, other than contingent liabilities and obligations which are unasserted at such date, have been paid and satisfied in full (or legally defeased in full in accordance with the express terms and conditions of the related Financing Documents), (ii) all Senior Secured Obligations that are letters of credit have terminated or have expired in accordance with their terms and (iii) all commitments of the Secured Parties under the Financing Documents have been terminated.

          "Default" shall have the meaning given to such term in the
           -------
Intercreditor Agreement.

          "Disbursement Date" shall mean a date on which Monies are withdrawn or
           -----------------
transferred from an Account for the purposes set forth in a Requisition or Funding Date Certificate.

          "Distribution Conditions" shall have the meaning given to such term in
           -----------------------
Section 3.9(a).
--------------

          "Distribution Suspense Account" shall mean the account established
           -----------------------------
pursuant to Section 2.1 having the name and account number set forth below the
            -----------
title "Distribution Suspense Account" in Schedule I hereto.
                                         ----------

          "Drawing Amount" shall mean, with respect to a letter of credit at any
           --------------
given time, the amount available to be drawn under such letter of credit at such time.

          "DSR Insufficiency Amount" shall have the meaning given to such term
           ------------------------
in Section 3.6(c).
   --------------

          "DSR LOC Loan Principal Account" shall mean the account established
           ------------------------------
pursuant to Section 2.1 having the name and account number set forth below the
            -----------
title "DSR LOC Loan Principal Account" in Schedule I hereto.
                                          ----------

          "Event of Default" shall have the meaning given to such term in the
           ----------------
Intercreditor Agreement.

          "Event of Default Date" shall have the meaning given to such term in
           ---------------------
Section 3.12(a).
---------------

          "Funding Date" shall mean the last day of each calender month (or, if
           ------------
such day is not a Business Day, the next succeeding Business Day).

          "Funding Date Certificate" shall have the meaning given to such term
           ------------------------
in Section 3.1(b).
   --------------

          "Funding Period" shall mean a period commencing on a Funding Date and
           --------------
ending on the day preceding the next succeeding Funding Date.

          "Guaranteed Amount" shall have the meaning applied to the term
           -----------------
"Guaranty Cap" in any Debt Service Reserve Guaranty, any Major Maintenance Reserve Guaranty, any Sales Tax Reserve Guaranty, or any PSA Contingency Reserve Guaranty as applicable.

          "Holdings II Account" shall mean the account established pursuant to
           -------------------
Section 2.1 having the name and account number set forth below the title "Elwood
-----------
II Holdings Account" in Schedule I hereto.
                        ----------

          "Holdings III Account" shall mean the account established pursuant to
           --------------------
Section 2.1 having the name and account number set forth below the title "Elwood
-----------
III Holdings Account" in Schedule I hereto.
                         ----------

          "Holdings II ESA Amount" shall have the meaning given to such term in
           ----------------------
Section 3.2(a).
--------------

          "Holdings III ESA Amount" shall have the meaning given to such term in
           -----------------------
Section 3.2(a).
--------------

          "Holdings II Periodic Tax Amount" shall mean$22,972.44.
           -------------------------------

          "Holdings III Periodic Tax Amount" shall mean $41,192.15.
           --------------------------------

          "Holdings II Return Amount" shall mean, for any date of determination
           -------------------------
(which shall be a Funding Date), the difference between (i) the Holdings II ESA Amount and (ii) the Holdings II Periodic Tax Amount.

          "Holdings III Return Amount" shall mean, for any date of determination
           --------------------------
(which shall be a Funding Date), the difference between (i) the Holdings III ESA Amount and (ii) the Holdings III Periodic Tax Amount.

          "Independent Engineer Restoration Certificate" shall have the meaning
           --------------------------------------------
given to such term in Section 3.10(a)(iii)(B).
                      -----------------------

          "Initial Stub Period" shall mean the period of time commencing on (and
           -------------------
including) the Closing Date and ending on (and including) the first Bond Payment Date occurring after the Closing Date.

          "Issuer Debt Service Reserve L/C" shall mean any Debt Service Reserve
           -------------------------------
L/C for which the Issuer is the account party liable for the reimbursement obligations under the applicable Debt Service Reserve L/C Agreement.

          "Major Maintenance Insufficiency Amount" shall have the meaning set
           --------------------------------------
forth in Section 3.7(e).
         --------------

          "Maintenance Requisition" shall have the meaning given to such term in
           -----------------------
Section 3.7(b).
--------------

          "Major Maintenance Reserve Account" shall mean the account established
           ---------------------------------
pursuant to Section 2.1 having the name and account number set forth below the
            -----------
title "Major Maintenance Reserve Account" in Schedule I hereto.
                                             ----------

          "Major Maintenance Reserve Guarantor" shall mean any Person issuing a
           -----------------------------------
Major Maintenance Reserve Guaranty.

          "Major Maintenance Reserve Guaranty" shall mean a guaranty issued by
           ----------------------------------
any Person whose long-term senior unsecured debt is rated at least "BBB" by S&P and "Baa2" by Moody's, and otherwise in substantially the form attached hereto as Exhibit B.
   ---------

          "Major Maintenance Reserve L/C" shall have the meaning set forth in
           -----------------------------
Section 3.7(c).
--------------

          "Major Maintenance Reserve L/C Provider" shall mean the bank or other
           --------------------------------------
financial institution providing a Major Maintenance Reserve L/C.

          "Major Maintenance Reserve Requirement" shall mean, for any date of
           -------------------------------------
determination, an amount equal to (i) the Current Major Maintenance Required Balance, less (ii) the amount of Monies on deposit in or credited to the Major Maintenance Reserve Account (as determined on (x) the Bond Payment Date immediately preceding such date of determination or (y) if such date of determination is during the Initial Stub Period, the Closing Date), less (iii) the aggregate of the Drawing Amounts of any Major Maintenance Reserve L/Cs (as determined on (x) the Bond Payment Date immediately preceding such date of determination or (y) if such date of determination is during the Initial Stub Period, the Closing Date), less (iv) the aggregate of the Guaranteed Amounts under any Major Maintenance Reserve Guaranties (as determined on (x) the Bond Payment Date immediately preceding such date of determination or (y) if such date of determination is during the Initial Stub Period, the Closing Date).

          "Maximum PSA Contingency Amount" shall mean, at any time, an amount
           ------------------------------
equal to the difference between (a) the aggregate principal amount of the Bonds then Outstanding and (b) the amount set forth opposite the applicable year on
Schedule IV hereto.
-----------

          "Monies" shall mean all cash, payments, Permitted Investments and
           ------
other amounts (including instruments evidencing such amounts) on deposit in or credited to any Account.

          "O&M Account" shall mean the account established pursuant to Section
           -----------                                                 -------
2.1 having the name and account number set forth below the title "O&M Account"
---
in Schedule I hereto.
   ----------

          "Post-2012 Debt Service Reserve Shortfall Guaranty" shall mean a Debt
           -------------------------------------------------
Service Reserve Guaranty that guarantees payment of all or any portion of any Post-2012 Debt Service Reserve Shortfall.

          "Post-2012 Debt Service Reserve Shortfall" shall mean, for any date of
           ----------------------------------------
determination occurring on or after January 1, 2013, the positive difference, if any, between (x) the Debt Service Reserve Requirement calculated in accordance with clause (b) of the definition thereof and (y) the Debt Service Reserve Requirement calculated in accordance with clause (a) of the definition thereof.

          "Proceeds Account" shall mean the account established pursuant to
           ----------------
Section 2.1 having the name and account number set forth below the title
-----------
"Proceeds Account" in Schedule I hereto.
                      ----------

          "Projected PSA Coverage Ratio" shall mean, for any period, the ratio
           ----------------------------
of (i) the aggregate of all Cash Available for Debt Service for such period plus all deposits, if any, made or to be made to the Major Maintenance Reserve Account during such period, to (ii) the aggregate of all Debt Service for such period, in each case calculated by the Issuer on a projected basis and confirmed by the Independent Engineer.

          "PSA Contingency Insufficiency Amount" shall have the meaning set
           ------------------------------------
forth in Section 3.8(c).
         --------------

          "PSA Contingency Reserve Account" shall mean the account established
           -------------------------------
pursuant to Section 2.1 having the name and account number set forth below the
            -----------
title "PSA Contingency Reserve Account" in Schedule I hereto.
                                           ----------

          "PSA Contingency Reserve Amount" shall mean, at the date of
           ------------------------------
determination (which shall be the last Funding Date immediately preceding a Bond Payment Date):

          (i) $0, if, on such date of determination, either (a) the average Contracted Coverage Ratio for the consecutive period of the lesser of (x) sixteen full fiscal quarters following such date of determination and (y) the number of full fiscal quarters from such date of determination until the first Bond Payment Date in 2024, in either case taken as a whole, is equal to or greater than 1.40 to 1.0 or (b) the PSA Coverage Ratio for the six fiscal quarter period immediately preceding such date of determination is greater than or equal to the PSA Historical Ratio, and the Projected PSA Coverage Ratio for the consecutive period of the lesser of (A) sixteen full fiscal quarters following such date of determination and (B) the number of full fiscal quarters from such date of determination until the first Bond Payment Date in 2024, in either case taken as a whole, is greater than or equal to the PSA Projected Ratio; or

          (ii) if the requirement set forth in clause (i) above has not been satisfied, 25% of the Maximum PSA Contingency Amount, if, on such date of determination, the average Contracted Coverage Ratio for the consecutive period of the lesser of (x) sixteen full fiscal quarters following such date of determination and (y) the number of full fiscal quarters from such date of determination until the first Bond Payment Date in 2024, in either case taken as a whole, is equal to or greater than 1.25 to 1.0; or

          (iii) if the requirements set forth in clauses (i) or (ii) above have not been satisfied, 33-1/3% of the Maximum PSA Contingency Amount, if, on such date of determination, the average Contracted Coverage Ratio for the consecutive period of the lesser of (x) sixteen full fiscal quarters following such date of determination and (y) the number of full fiscal quarters from such date of determination until the first Bond Payment Date in 2024, in either case taken as a whole, is equal to or greater than 1.1 to 1.0; or

          (iv) if the requirements set forth in clauses (i), (ii) or (iii) above have not been satisfied, the Maximum PSA Contingency Amount.

          "PSA Contingency Reserve Guarantor" shall mean any Person issuing a
           ---------------------------------
PSA Contingency Reserve Guaranty.

          "PSA Contingency Reserve Guaranty" shall mean a guaranty issued by any
           --------------------------------
Person whose long-term senior unsecured debt is rated at least "BBB" by S&P and "Baa2" by Moody's, and otherwise in substantially the form attached hereto as Exhibit C attached hereto.
---------

          "PSA Contingency Reserve L/C" shall have the meaning set forth in
           ---------------------------
Section 3.8(a).
--------------

          "PSA Contingency Reserve L/C Provider" shall mean the bank or
           ------------------------------------
financial institution providing a PSA Contingency Reserve L/C.

          "PSA Contingency Reserve Requirement" shall mean, for any date of
           -----------------------------------
determination, an amount equal to (i) the PSA Contingency Reserve Amount for the Bond Payment Date immediately preceding such date of determination, less (ii) the amount of Monies already on deposit in or credited to the PSA Contingency Reserve Account, less (iii) the aggregate of the Drawing Amounts of any PSA Contingency Reserve L/Cs, less (iv) the aggregate of the Guaranteed Amounts under any PSA Contingency Reserve Guaranties.

          "PSA Coverage Ratio" shall mean, for any period, the ratio of (i) the
           ------------------
aggregate of all Cash Available for Debt Service for such period plus all deposits, if any, made to the Major Maintenance Reserve Account for such period, to (ii) the aggregate of all Debt Service for such period.

          "PSA Funding Reduction Date" shall have the meaning set forth in
           --------------------------
Section 3.1(b)(vii).
-------------------

          "PSA Historical Ratio" shall mean, for any date of determination, (x)
           --------------------
(i) 4.0 minus (ii) 2.6 times the percentage of the Project's capacity that is covered by Permitted PPAs for the six-quarter period, taken as a whole, immediately preceding such date of determination, to (y) 1.0. For the avoidance of doubt, the examples set forth on Annex A illustrate how the applicable
                                    -------
percentage of capacity shall be calculated in this definition of "PSA Historical Ratio".

          "PSA Projected Ratio" shall mean, for any date of determination, (x)
           -------------------
(i) 4.0 minus (ii) 2.6 times the percentage of the Project's capacity that is covered by Permitted PPAs for the sixteen-quarter (or less, if applicable) period, taken as a whole, immediately following such date of determination to
(y) 1.0.  For the
avoidance of doubt, the examples set forth on Annex A hereto illustrate how the
                                              -------
applicable percentage of capacity shall be calculated in this definition of "PSA Projected Ratio".

          "PSA Reserve Excess" shall have the meaning set forth in Section
           ------------------                                      -------
3.1(b)(vii).
-----------

          "Redeemable Facilities" shall mean, in the context of any redemption
           ---------------------
or prepayment obligation, (i) the Bonds and (ii) each facility constituting a Senior Secured Obligation whose agent, trustee or similar representative is party to the Collateral Agency Agreement and which, pursuant to the terms of its Financing Documents, has opted to be prepaid pursuant to the terms of the Section hereof which refers to such prepayment obligation.

          "Required Secured Parties" shall have the meaning given to such term
           ------------------------
in the Intercreditor Agreement.

          "Requisition" shall mean a Maintenance Requisition or a Restoration
           -----------
Requisition.

          "Restoration Requisition" shall have the meaning given to such term in
           -----------------------
Section 3.10(a)(iii)(A).
-----------------------

          "Revenue Account" shall mean the account established pursuant to
           ---------------
Section 2.1 having the name and account number set forth below the title
-----------
"Revenue Account" in Schedule I hereto.
                     ----------

          "Sales Tax Final Payment Date" shall mean the date on which final
           ----------------------------
payment is due under the Sales Tax Agreements.

          "Sales Tax Funding Date" shall mean each March 31, June 30, September
           ----------------------
30 and December 31 (or if any such day is not a Business Day, the next succeeding Business Day) commencing March 31, 2006 and ending on the last such date prior to the Sales Tax Final Payment Date.

          "Sales Tax Reserve Account" shall mean the account established
           -------------------------
pursuant to Section 2.1 having the name and account number set forth below the
            -----------
title "Sales Tax Reserve Account" in Schedule I hereto.
                                     ----------

          "Sales Tax Reserve Guarantor" shall mean any Person issuing a Sales
           ---------------------------
Tax Reserve Guaranty.

          "Sales Tax Reserve Guaranty" shall mean a guaranty issued by any
           --------------------------
Person whose long-term senior unsecured debt is rated at least "BBB" by S&P and "Baa2" by Moody's, and otherwise in substantially the form attached hereto as Exhibit D attached hereto.
---------

          "Sales Tax Reserve Insufficiency Amount" shall have the meaning set
           --------------------------------------
forth in Section 3.3(c).
         --------------

          "Sales Tax Reserve L/C" shall have the meaning set forth in Section
           ---------------------                                      -------
3.3(a).
------

          "Sales Tax Reserve Requirement" shall mean, for any date of
           -----------------------------
determination, an amount equal to (i) the applicable amount for such date set forth on Schedule III hereto, less (ii) the amount of Monies already on deposit in or credited to the Sales Tax Reserve Account, less (iii) the aggregate of the Drawing Amounts of any Sales Tax Reserve L/Cs, less (iv) the aggregate of the Guaranteed Amounts under any Sales Tax Reserve Guaranties.

          "Six-Month DSR Date" shall mean (a) any date of determination
           ------------------
occurring on or after January 1, 2013 on which (i) the Issuer is party to Permitted PPAs covering, in the aggregate, 75% or more of the capacity of the Project for the consecutive period of four full fiscal quarters, taken as a whole, following such date of determination and (ii) either (x) the Issuer has provided one or more Post-2012 Debt Service Reserve Shortfall Guaranties or (y) each Rating Agency has confirmed that the failure to provide such Post-2012 Debt Service Reserve Shortfall Guaranties will not result in a Rating Downgrade, or
(b) any date of determination occurring on or before December 31, 2012.

          SECTION 1.2  Rules of Interpretation.  Except as otherwise expressly
                       -----------------------
provided herein, the rules of interpretation set forth in the Indenture shall apply to this Agreement.

          SECTION 1.3  Uniform Commercial Code.  As used herein, the term /_"New
                       -----------------------
York UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. All terms defined in the New York UCC shall have the respective meanings given to those terms in the New York UCC, except where the context otherwise requires.

                                  ARTICLE II
                         ESTABLISHMENT OF THE ACCOUNTS
                         -----------------------------

          SECTION 2.1  Establishment of Accounts.  The Administrative Agent has
                       -------------------------
established the following special, segregated and irrevocable cash collateral accounts (together with all sub-accounts to be established pursuant to this Agreement, the "Accounts") in the form of non-interest bearing accounts (each
                --------
such Account being (or to be, when established) a "securities account" as such term is defined in Section 8-501(a) of the New York UCC), which shall be maintained at all times until the termination of this Agreement in accordance with the Securities Account Control Agreement:

          (a)  Revenue Account;
          (b)  O&M Account;
          (c)  Holdings II Account;
          (d)  Holdings III Account;
          (e)  Sales Tax Reserve Account;
          (f)  Debt Service Payment Account;
          (g)  DSR LOC Loan Principal Account;
          (h)  Debt Service Reserve Account;
          (i)  Major Maintenance Reserve Account;
          (j)  PSA Contingency Reserve Account;
          (k)  Distribution Suspense Account;
          (l)  Distribution Account; and
          (m)  Proceeds Account.

          The account numbers of the Accounts established hereunder on the Closing Date are set forth on Schedule I hereto. The Accounts shall not be
                              ----------
evidenced by passbooks or similar writings.

          The Collateral Agent may, with the consent of the Issuer (and, with respect to the Holdings II Account or the Holdings III Account, with the consent of Elwood II Holdings or Elwood III Holdings, respectively) and upon notice to the Trustee, any Working Capital Agent, any Debt Service Reserve L/C Agent and any Additional Indebtedness Agent, cause the Administrative Agent to establish and create sub-accounts within the Accounts. In the event that, in accordance with this Agreement, the Administrative Agent is required to segregate certain monies in an Account from any other amounts on deposit in such Account pending transfer or withdrawal in accordance with this Agreement, the Collateral Agent shall cause the Administrative Agent to either (i) hold such monies in such Account for use solely for such transfer or withdrawal or (ii) create a separate sub-account for such purpose.

          All amounts from time to time held in each Account (other than the Holdings II Account and the Holdings III Account) shall be held (A) in the name of the Issuer subject to the lien and security interest of the Collateral Agent for the benefit of the Secured Parties and (B) in the custody of, and subject to the control of, the Collateral Agent and the Administrative Agent for the purposes and on the terms set forth in this Agreement. All such amounts shall constitute a part of the Collateral and shall not constitute payment of any Indebtedness or any other obligation of the Issuer until applied as hereinafter provided.

          All amounts from time to time held in the Holdings II Account shall be held (A) in the name of Elwood II Holdings subject to the lien and security interest of the Collateral Agent for the benefit of the Secured Parties and (B) in the custody of, and subject to the control of, the Collateral Agent and the Administrative Agent for the purposes and on the terms set forth in this Agreement. All such amounts shall constitute a part of the Collateral and shall not constitute payment of any Indebtedness or any other obligation of the Issuer until applied as hereinafter provided.

          All amounts from time to time held in the Holdings III Account shall be held (A) in the name of Elwood III Holdings subject to the lien and security interest of the Collateral Agent for the benefit of the Secured Parties and (B) in the custody of, and subject to the control of, the Collateral Agent and the Administrative Agent for the purposes and on the terms set forth in this Agreement. All such amounts shall constitute a part of the Collateral and shall not constitute payment of any Indebtedness or any other obligation of the Issuer until applied as hereinafter provided.

          SECTION 2.2  Termination.  This Agreement shall remain in full force
                       -----------
and effect until the Debt Termination Date.

                                  ARTICLE III
                                 THE ACCOUNTS
                                 ------------

          SECTION 3.1  Revenue Account.
                       ---------------

          (a)  Deposits into the Revenue Account.
               ---------------------------------

               (i)  Deposits. Except as otherwise expressly provided herein, the
                    --------
Issuer shall cause the following amounts to be deposited into the Revenue Account directly, or if received by the Issuer, as soon as practicable (but no more than three (3) Business Days) after receipt, or otherwise in accordance with the provisions of this Agreement:

               (A) all Operating Revenues received by the Issuer (including any income from the investment of monies on deposit in the Accounts);

               (B) any proceeds of Additional Indebtedness which are not disbursed directly to vendors or contractors; and

               (C) all other income (howsoever earned), revenue (howsoever generated) and proceeds of any nature whatsoever received by the Issuer (including, without limitation, the proceeds of any business interruption insurance or other payments received for interruption of operations in respect of any Loss Event, but excluding amounts required by the terms hereof to be deposited into the Proceeds Account, amounts contributed by the Members as equity (if any), the proceeds of the Bonds issued on the Closing Date and the proceeds of Permitted Indebtedness under Sections
                                                                   --------
     5.1(c)(v) and 5.1(c)(vi) of the Indenture).
     ---------     ----------

          (ii)  Instructions. The Issuer hereby (A) acknowledges that it has
                ------------
irrevocably instructed each Project Party party to each Project Document in effect as of the Closing Date pursuant to which payments may be made to or received by the Issuer, and agrees that it shall so instruct each Project Party party to each Project Document entered into after the Closing Date under which payments may be made to, or received by, the Issuer, to make all such payments directly to the Administrative Agent for deposit in the Revenue Account (and to specify in writing when making such payments the source and nature of such payments), and (B) acknowledges that it has obtained or will obtain to the extent required under the Indenture and the other Financing Documents, a Consent evidencing, among other things, the agreement or acknowledgment of each Project Party to each Project Document in effect on the Closing Date to make all such payments directly to the Administrative Agent for deposit in the Revenue Account. If, notwithstanding the foregoing, any Operating Revenues are remitted directly to the Issuer, the Issuer shall hold such payments in trust for the Collateral Agent and shall as promptly as practicable (but no more than three
(3) Business Days) after receipt remit such payments to the Administrative Agent (together with an Officer's Certificate of the Issuer specifying the source and nature of such payments) for deposit in the Revenue Account in accordance with the terms of this Agreement, in the form received, together with any necessary endorsements.

          (iii) Certain Transfers of Amounts with respect to Additional
                -------------------------------------------------------
Indebtedness.  Upon deposit into the Revenue Account of any proceeds of
------------
Additional Indebtedness (as identified in an Officer's Certificate of the Issuer), the

Administrative Agent shall (i) establish and create a sub-account within the Revenue Account in accordance with Section 2.1 (and no separate consent of the
                                   -----------
Issuer or the Collateral Agent shall be required), (ii) transfer such proceeds to such sub-account and (iii) transfer such proceeds from time to time in accordance with Officers' Certificates (and in accordance with other conditions (if any) established in the Additional Indebtedness Documents relating to such Additional Indebtedness) for application consistent with the purposes for which such Additional Indebtedness was incurred pursuant to the terms of the Indenture.

               (iv) Identification of Amounts. In the event the Administrative
                    -------------------------
Agent receives monies without adequate identification or adequate instruction with respect to the proper Account in which such monies are to be deposited, the Administrative Agent shall deposit such monies into the Revenue Account, segregate such monies from all other Monies on deposit in the Revenue Account and notify the Issuer of the receipt of such monies. Upon receipt of an Officer's Certificate of the Issuer containing written identification and instruction from the Issuer regarding such monies, the Administrative Agent shall (if necessary and in accordance with this Agreement) transfer such monies from the Revenue Account to the Account in which such monies were to be deposited in accordance with this Agreement as specified by the Issuer in such Officer's Certificate.

          (b)  Applications and Transfers.  Subject to Section 3.11, the Issuer
               --------------------------              ------------
shall, on each Funding Date, cause the Administrative Agent to transfer Monies to the extent then available in the Revenue Account and not segregated for any specific purpose as provided in this Section 3.1 (except as otherwise set forth
                                     -----------
in this Agreement), and the Administrative Agent shall so transfer such Monies, in accordance with an Officer's Certificate of the Issuer to be received by the Administrative Agent at least three (3) Business Days prior to such Funding Date setting forth the amounts to be applied or transferred pursuant to this Section
                                                                        -------
3.1(b) and the Persons referred to in clauses (i) through (viii) (inclusive)
------
below that are entitled to payment or Accounts to which amounts withdrawn are to be paid or deposited (with respect to each Funding Date, the "Funding Date
                                                              ------------
Certificate") in the amounts and order of priority set forth below.  To the
-----------
extent that applications are not effected on such Funding Date, the related amounts will be retained in the Revenue Account pending application at such time as such amounts are due and payable to the Persons or Accounts entitled thereto (and the Issuer and the Administrative Agent shall not apply such amounts for any other purpose). The order of priority of application or transfer of monies from the Revenue Account on each Funding Date is as follows:

               (i)  First: (i) transfer from the Revenue Account to the O&M
                    -----
Account the amount set forth in such Funding Date Certificate and certified therein to be the Issuer's good faith estimate of the amounts due and payable for O&M Costs (other than O&M Costs that will be paid with the proceeds of Working Capital Loans) on such Funding Date or reasonably expected to be due and payable within the Funding Period commencing on such Funding Date and (ii) at the election of the Issuer, to the repayment of amounts outstanding under any Working Capital Agreement if and to the extent that such amounts were used to pay O&M costs previously incurred;

          (ii)  Second: if such Funding Date is a Sales Tax Funding Date,
                ------
transfer from the Revenue Account to the Sales Tax Reserve Account an amount (as set forth in such Funding Date Certificate) which is equal to the then current Sales Tax Reserve Requirement;

          (iii) Third: beginning with the Funding Date occurring on November 30,
                -----
2001, transfer from the Revenue Account to the Debt Service Payment Account an amount (as set forth in such Funding Date Certificate) equal to the sum of (A) one-sixth (or, during the Initial Stub Period, one-third) of the interest, principal and premium, if any, due and payable with respect to the Bonds on the next succeeding Bond Payment Date (unless such Funding Date is the last Funding Date prior to a Bond Payment Date when the amount transferred shall equal the excess of the total amount of interest, principal and premium, if any, due and payable on the Bonds on such Bond Payment Date less the amounts already transferred to the Debt Service Payment Account for such purpose), (B) one-third or one-sixth, as applicable, of the interest, principal and premium, if any, due and payable on the next Bond Payment Date with respect to any other Senior Secured Obligation payable on a quarterly or semi-annual basis, as the case may be, and (C) all other amounts (other than principal of Debt Service Reserve LOC Loans which shall be paid under priority Fourth below) due and payable at any
                                         ------
time during the Funding Period commencing on such Funding Date with respect to the Senior Secured Obligations; provided that any transfers required pursuant to
                                --------
this priority Third which were not made on the prior Funding Date because the
              -----
amounts in the Revenue Account were insufficient to make such transfers shall also be made as of the current Funding Date;

          (iv)  Fourth: transfer from the Revenue Account to the DSR LOC Loan
                ------
Principal Account an amount (as set forth in such Funding Date Certificate) which, together with the Monies on deposit in or credited to the DSR LOC Loan Principal Account, is equal to the principal amount of Debt Service Reserve LOC Loans due and payable during the Funding Period commencing on such Funding Date; provided that if the principal of the Debt Service Reserve LOC Loan is payable
--------
on a quarterly or semi-annual basis, then the amount transferred to the DSR LOC Loan Principal Account on each Funding Date shall equal 1/3 or 1/6, as applicable, of such quarterly or semi-annual principal payment; provided
                                                                --------
further,
-------
that any transfers required pursuant to this priority Fourth which were
                                                      ------
not made on the prior Funding Date because the amounts in the Revenue Account were insufficient to make such transfers shall also be made as of the current Funding Date;

          (v)   Fifth:  transfer from the Revenue Account to the Debt Service
                -----
Reserve Account an amount (as set forth in such Funding Date Certificate) which is equal to the then current Debt Service Reserve Requirement;

          (vi)  Sixth: beginning with the Funding Date occurring on November 30,
                -----
2001, transfer from the Revenue Account to the Major Maintenance Reserve Account an amount (as set forth in such Funding Date Certificate) which is equal to one-sixth (or, during the Initial Stub Period, one-half) of the then current Major Maintenance Reserve Requirement;

          (vii) Seventh: beginning on the Funding Date immediately preceding the
                -------
first Bond Payment Date in 2013 and ending on the Funding Date immediately preceding the first Bond Payment Date in 2024, transfer from the Revenue Account to the PSA Contingency Reserve Account an amount which is equal to the then current PSA Contingency Reserve Requirement; provided, however, that, on any
                                             --------  -------
Funding Date when Monies on deposit in or credited to the PSA Contingency Reserve Account exceed the PSA Contingency Reserve Amount, subject to Sections
                                                                      --------
3.8(c) and 3.8(d) below, an amount equal to such excess (the "PSA Reserve
------     ------                                             -----------
Excess") shall be transferred to the Distribution Suspense Account; provided,
------                                                              --------
further, however, notwithstanding the foregoing, if, on any Funding Date, the
-------  -------
PSA Contingency Reserve Amount is reduced from the Maximum PSA Contingency Amount to $0 as a result of the Issuer meeting the test set forth in clause
(i)(b) of the definition of PSA Contingency Reserve Amount (such date, the "PSA
                                                                            ---
Funding Reduction Date"), then, notwithstanding such reduction of the PSA
----------------------
Contingency Reserve Amount to $0, the amount of Monies required to remain in the PSA Contingency Reserve Account (taking into account any PSA Contingency Reserve L/Cs and PSA Contingency Reserve Guaranties) after giving effect to any such transfer to be made on a Funding Date, shall equal: (i) on such PSA Funding Reduction Date and until the first anniversary of such PSA Funding Reduction Date, 50% of the amount on deposit in the PSA Contingency Reserve Account immediately prior to the reduction in the PSA Contingency Reserve Amount from the Maximum PSA Contingency Amount to $0, (ii) on the first anniversary of such PSA Funding Reduction Date and until the second anniversary of such PSA Funding Reduction Date, 25% of the amount on deposit in the PSA Contingency Reserve Account immediately prior to the reduction in the PSA Contingency Reserve Amount from the Maximum PSA Contingency Amount to $0, (iii) on the second anniversary of such PSA Funding Reduction Date and until the third anniversary of such PSA Funding Reduction Date, 12.5% of the amount on deposit in the PSA

Contingency Reserve Account immediately prior to the reduction in the PSA Contingency Reserve Amount from the Maximum PSA Contingency Amount to $0, and
(iv) on the third anniversary of such PSA Funding Reduction Date and until the fourth anniversary of such PSA Funding Reduction Date, 6.25% of the amount on deposit in the PSA Contingency Reserve Account immediately prior to the reduction in the PSA Contingency Reserve Amount from the Maximum PSA Contingency Amount to $0; provided, further, however, that if, on any Funding Date, the
              --------  -------  -------
requirements set forth in any of clauses (i)(a), (ii), (iii) or (iv) of the definition of "PSA Contingency Reserve Amount" shall have been satisfied, the remainder of the PSA Reserve Excess shall be transferred to the Distribution Suspense Account as set forth above); and

          (viii)  Eighth: transfer from the Revenue Account to the Distribution
                  ------
Suspense Account the remaining Monies on deposit in or credited to the Revenue Account after application of clauses (i) through (vii) above.

     SECTION 3.2  O&M Account. (a) On each Funding Date until the Funding Date
                  -----------
occurring in June 2011, Monies on deposit in or credited to the O&M Account shall be transferred, pursuant to an Officer's Certificate delivered to the Administrative Agent delivered no later than three (3) Business Days prior to such Funding Date, (i) to the Holdings II Account in the amount that is due and payable to Elwood II Holdings under the Holdings II ESA on such date (the "Holdings II ESA Amount") and (ii) to the Holdings III Account in the amount
 ----------------------
that is due and payable to Elwood III Holdings under the Holdings III ESA on such date (the "Holdings III ESA Amount"); provided, that, on any Funding Date,
                -----------------------    --------
Monies shall only be transferred once from the O&M Account to the Holdings II Account and once from the O&M Account to the Holdings III Account. The Officer's Certificate delivered pursuant to the preceding sentence shall set forth the Holdings II ESA Amount and the Holdings III ESA Amount. Subject to the first sentence of this Section 3.2(a), Monies on deposit in or credited to the O&M
                 --------------
Account may be remitted to the Issuer or paid directly to third parties in an amount set forth in an Officer's Certificate of the Issuer (which Officer's Certificate shall be delivered to the Administrative Agent no later than three
(3) Business Days before the date on which such Monies are to be remitted or paid directly to third parties) as being the amount of O&M Costs due and payable on such date or reasonably expected to be due and payable by the Issuer within the next thirty (30) days, less any amounts previously transferred in respect of such O&M Costs; provided, however, that Monies may be disbursed from the O&M
                --------  -------
Account (and Officer's Certificates may be delivered) more often than monthly if necessary to pay O&M Costs which are due and payable on the date of disbursement. An Officer's Certificate of the Issuer delivered to the Administrative Agent pursuant to this Section 3.2 shall indicate (a) the name of
                                      -----------
each Person (including the Issuer or any third parties) to whom payment of any O&M Costs requested under such

Officer's Certificate is to be made and (b) the payment or wire transfer instructions for the payment or transfer of such amounts by the Administrative Agent to each such Person. The Administrative Agent shall transfer to the Revenue Account any amounts on deposit in or credited to the O&M Account which are not needed to pay O&M Costs due or payable hereunder prior to the next Funding Date, as certified by an Authorized Officer of the Issuer.

          (b)  Holdings II Account.  Elwood II Holdings irrevocably directs the
               -------------------
Administrative Agent, on each Funding Date on which Monies are transferred from the O&M Account to the Holdings II Account pursuant to Section 3.2(a), (i) to
                                                       --------------
remit an amount equal to the Holdings II Periodic Tax Amount from the Holdings II Account to Elwood II Holdings for payment of sales tax due and owing by it under the applicable Sales Tax Agreement and (ii) to transfer the Holdings II Return Amount from the Holdings II Account to the Revenue Account for disbursement on such Funding Date in accordance with Section 3.1(b).
                                                     --------------

          (c)  Holdings III Account. Elwood III Holdings irrevocably directs the
               --------------------
Administrative Agent, on each Funding Date on which Monies are transferred from the O&M Account to the Holdings III Account pursuant to Section 3.2(a), (i) to
                                                        --------------
remit an amount equal to the Holdings III Periodic Tax Amount from the Holdings III Account to Elwood III Holdings for payment of sales tax due and owing by it under the applicable Sales Tax Agreement and (ii) to transfer the Holdings III Return Amount from the Holdings III Account to the Revenue Account for disbursement on such Funding Date in accordance with Section 3.1(b).
                                                     --------------

          (d) It is the intention of the parties hereto that the Administrative Agent shall transfer the Holdings II Return Amount and the Holdings III Return Amount to the Revenue Account as soon as possible after, but in any event on the same Funding Date as, the transfers of the Holdings II ESA Amount or the Holdings III ESA Amount, as applicable, from the O&M Account to the Holdings II Account or the Holdings III Account, respectively. In addition, the parties hereto acknowledge that amounts transferred into the Revenue Account pursuant to Sections 3.2 (b) and 3.2(c) hereof (i) shall not again be transferred into the
----------------     ------
O&M Account to pay O&M Costs unless necessary to fund a shortfall in the O&M Account remaining after the initial transfer of funds to the O&M Account on such Funding Date, and (ii) shall be added to amounts otherwise on deposit in the Revenue Account before transfer or application of funds from the Revenue Account to any priority below First.
                      -----

          SECTION 3.3  Sales Tax Reserve Account.
                       -------------------------

          (a) The Issuer may provide (i) one or more letters of credit (each, until replaced, a "Sales Tax Reserve L/C") in substitution for all or any
                   ---------------------
portion of the Monies required to be on deposit and/or (ii) one or more Sales Tax Reserve Guaranties in substitution for all or any portion of the Monies required to be on deposit in or credited to the Sales Tax Reserve Account, provided that any such Sales Tax Reserve L/C complies with the requirements set
--------
forth in clause (b) below, and any such Sales Tax Reserve Guaranty complies with the definition thereof. The Issuer may provide, from time to time as the Issuer determines, substitute or replacement Sales Tax Reserve L/Cs or Sales Tax
Reserve Guaranties that meet the requirements hereof.   Upon receipt of an
Officer's Certificate of the Issuer requesting such release, the Administrative Agent shall release and pay to the Issuer or its designee such amount of Monies for which Sales Tax Reserve L/Cs or Sales Tax Reserve Guaranties are substituted

          (b) The Issuer shall ensure that each Sales Tax Reserve L/C shall: (i) be an irrevocable direct pay letter of credit naming the Collateral Agent for the benefit of the Secured Parties as beneficiary; (ii) be issued by a bank or other financial institution rated at least "A2" by Moody's and at least "A" by S&P; and (iii) name a Person other than the Issuer as the party responsible for reimbursement or other obligations in respect of such Sales Tax Reserve L/C.

          (c) On the Sales Tax Final Payment Date, Monies on deposit or credited to the Sales Tax Reserve Account may be remitted to the Issuer or paid directly to the taxing authority to whom such sales taxes are due in an amount set forth in an Officer's Certificate of the Issuer (which Officer's Certificate shall be delivered to the Administrative Agent no later than three (3) Business Days before the date on which such Monies are to be remitted or paid directly to the taxing authority to whom such sales taxes are due) as being the amount owing pursuant to the Sales Tax Agreements on the Sales Tax Final Payment Date. An Officer's Certificate of the Issuer delivered to the Administrative Agent pursuant to this Section 3.3 shall indicate (a) the name of each Person to whom
                 -----------
the payment requested under such Officer's Certificate is to be made and (b) the payment or wire transfer instructions for the payment or transfer of such amounts by the Administrative Agent to each such Person. To the extent that amounts held in the Sales Tax Reserve Account at 12:00 p.m. (noon) two (2) Business Days prior to the Sales Tax Final Payment Date are insufficient to fund the amounts set forth in such Officer's Certificate, one (1) Business Day prior to such Sales Tax Final Payment Date, the Administrative Agent shall deliver to
(x) each Sales Tax Reserve L/C Provider, if any, on such date a draft on its respective Sales Tax Reserve L/C, together with an appropriate certificate with respect thereto if required under such Sales Tax Reserve L/C and (y) to each Sales Tax Reserve Guarantor, if any, a notice of payment by such Sales Tax Reserve Guarantor under its Sales Tax Reserve

Guaranty. The aggregate amount to be drawn on all Sales Tax Reserve L/Cs and paid under all such Sales Tax Reserve Guaranties in accordance with the immediately preceding sentence shall be equal to such insufficiency (the "Sales
                                                                          -----
Tax Reserve Insufficiency Amount") and the amount to be drawn under each such
--------------------------------
Sales Tax Reserve L/C and each such Sales Tax Reserve Guaranty shall be determined ratably based on the aggregate of the Drawing Amounts and the aggregate of the Guaranteed Amounts available under all such Sales Tax Reserve L/Cs and all such Sales Tax Reserve Guaranties, respectively. The Administrative Agent shall deposit the amounts, if any, received from each Sales Tax Reserve L/C Provider and each Sales Tax Reserve Guarantor in the Sales Tax Reserve Account for disbursement in accordance with the first sentence of this Section
                                                                       -------
3.3(c).   The Administrative Agent shall transfer to the Revenue Account any
------
amounts which remain on deposit in or credited to the Sales Tax Reserve Account after the Sales Tax Final Payment Date.

          (d) Forty-five (45) days (or if such day is not a Business Day, on the next succeeding Business Day) prior to the expiration of any Sales Tax Reserve L/C delivered to the Administrative Agent in respect of the Sales Tax Reserve Account, provided that such Sales Tax Reserve L/C has not been previously
         --------
renewed, extended or replaced (with a new Sales Tax Reserve L/C or a Sales Tax Reserve Guaranty), the Administrative Agent shall deliver to the Sales Tax Reserve L/C Provider providing such Sales Tax Reserve L/C on such date (i) a draft on such Sales Tax Reserve L/C in an amount equal to the Drawing Amount of such Sales Tax Reserve L/C and (ii) an appropriate certificate with respect thereto if required by such Sales Tax Reserve L/C. The Administrative Agent shall deposit the amounts received from such Sales Tax Reserve L/C Provider in payment of such draft in the Sales Tax Reserve Account to be applied in accordance with this Section 3.3.
                     -----------

          (e) Forty-five (45) days (or if such day is not a Business Day, on the next succeeding Business Day) after receipt of notice that any Sales Tax Reserve L/C Provider is rated less than "A" by S&P or less than "A2" by Moody's, provided that the Sales Tax Reserve L/C issued by such Sales Tax Reserve L/C
--------
Provider has not been replaced on or before the end of such 45-day period with a Sales Tax Reserve L/C issued by a new Sales Tax Reserve L/C Provider or a Sales Tax Reserve Guaranty, the Administrative Agent shall deliver to such Sales Tax Reserve L/C Provider on such date (i) a draft on such Sales Tax Reserve L/C in an amount equal to the Drawing Amount of such Sales Tax Reserve Account L/C and
(ii) an appropriate certificate with respect thereto if required by such Sales Tax Reserve L/C. The Administrative Agent shall deposit the amounts received from such Sales Tax Reserve L/C Provider in payment of such draft in the Sales Tax Reserve Account to be applied in accordance with this Section 3.3.
                                                          -----------

          (f) Upon receipt of a notice from any Sales Tax Reserve L/C Provider that the Sales Tax Reserve L/C provided by such Sales Tax Reserve L/C Provider will be terminated prior to its stated expiration date, if, not less than fifteen (15) Business Days prior to the termination date as provided in such notice of termination, such Sales Tax Reserve L/C has not been replaced with a new Sales Tax Reserve L/C or a Sales Tax Reserve Guaranty, the Administrative Agent shall deliver to such Sales Tax Reserve L/C Provider (i) a draft on such Sales Tax Reserve L/C in an amount equal to the Drawing Amount of such Sales Tax Reserve L/C and (ii) an appropriate certificate with respect thereto if required by such Sales Tax Reserve L/C. The Administrative Agent shall deposit the amounts received from such Sales Tax Reserve L/C Provider in payment of such draft in the Sales Tax Reserve Account to be applied in accordance with this
Section 3.3.
-----------

          (g) Upon receipt of a notice from any Sales Tax Reserve Guarantor that the Sales Tax Reserve Guaranty provided by such Sales Tax Reserve Guarantor will be terminated, if, not less than fifteen (15) Business Days prior to the termination date as provided in such notice of termination, such Sales Tax Reserve Guaranty has not been replaced with a new Sales Tax Reserve Guaranty or a Sales Tax Reserve L/C, the Administrative Agent shall deliver to such Sales Tax Reserve Guarantor a notice of payment to such Sales Tax Reserve Guarantor in an amount equal to the Guaranteed Amount of such Sales Tax Reserve Guaranty.
The Administrative Agent shall deposit amounts received from such Sales Tax Reserve Guarantor in the Sales Tax Reserve Account to be applied in accordance with this Section 3.3.
          -----------

          (h) Forty-five (45) days (or if such day is not a Business Day, on the next succeeding Business Day) after receipt of notice that any Sales Tax Reserve Guarantor is rated less than "BBB" by S&P or less than "Baa2" by Moody's, provided that the Sales Tax Reserve Guaranty issued by such Sales Tax Reserve
--------
Guarantor has not been replaced with a Sales Tax Reserve Guaranty issued by a new Sales Tax Reserve Guarantor or with a Sales Tax Reserve L/C, the Administrative Agent shall deliver to such Sales Tax Reserve Guarantor on such date a notice of payment to such Sales Tax Reserve Guarantor in an amount equal to the Guaranteed Amount of such Sales Tax Reserve Guaranty. The Administrative Agent shall deposit amounts received from such Sales Tax Reserve Guarantor in the Sales Tax Reserve Account to be applied in accordance with this Section 3.3.
                                                                    -----------

          SECTION 3.4  Debt Service Payment Account.  Monies on deposit in or
                       ----------------------------
credited to the Debt Service Payment Account shall be allocated ratably (based on an Officer's Certificate of the Issuer provided to the Administrative Agent) among sub-accounts of the Debt Service Payment Account for each credit facility (including the Bonds) constituting a Senior Secured Obligation, based on the principal of, premium, if any, and interest due or becoming due, and fees, indemnities or other amounts owed in respect of such credit facility on the next succeeding payment date therefor (other than the principal of any Debt Service Reserve LOC Loans). On any date that amounts for the payment of such Senior Secured Obligations are due and payable and have been specified in a Funding Date Certificate delivered to the Administrative Agent in accordance with Section
                                                                     -------
3.1(b)(iii) (or if such day is not a Business Day, then on the next succeeding
-----------
Business Day) and have been allocated to a sub-account of the Debt Service Payment Account applicable to such Senior Secured Obligations, the Administrative Agent shall remit such amounts to the Persons specified in such Funding Date Certificate for the payment of such Senior Secured Obligations; provided, however, that the Administrative Agent shall segregate such amounts
--------  -------
from any other monies on deposit in the Debt Service Payment Account until such time as payment is made to the Persons entitled thereto. The Issuer hereby instructs the Collateral Agent and the Administrative Agent to make all such payments in respect of the Bonds directly to the Trustee for deposit into the Bond Fund in accordance with the terms of Section 3.3 of the Indenture, and the
                                          -----------
Collateral Agent and the Administrative Agent hereby acknowledge receipt of such instruction. In the event that Monies on deposit in or credited to the Debt Service Payment Account exceed the amount of Monies required by this Agreement to be deposited therein or credited thereto after giving effect to the payments made pursuant to this Section 3.4, the Administrative Agent shall transfer such
                      -----------
excess amounts from the Debt Service Payment Account to the Revenue Account at the written direction of the Issuer.


          SECTION 3.5  DSR LOC Loan Principal Account.
                       ------------------------------

          (a) Monies on deposit in or credited to the DSR LOC Loan Principal Account shall be used for the payment of principal of outstanding Debt Service Reserve LOC Loans. On any date that such amounts have been specified in a Funding Date Certificate in accordance with Section 3.1(b)(iv), the
                                            ------------------
Administrative Agent shall withdraw the monies on deposit in or credited to the DSR LOC Loan Principal Account and remit such monies to the Debt Service Reserve L/C Agent for the payment of such amounts.

          (b) In the event that Monies on deposit in or credited to the DSR LOC Loan Principal Account exceed the amount of Monies required by this Agreement to be deposited therein or credited thereto after giving effect to the payments made pursuant to this Section 3.5, the Administrative Agent shall transfer such
                      -----------
excess amounts from the DSR LOC Loan Principal Account to the Revenue Account at the written direction of the Issuer.

          SECTION 3.6  Debt Service Reserve Account.
                       ----------------------------

          (a) The Issuer may provide (i) one or more letters of credit (each, a "Debt Service Reserve L/C") and/or (ii) one or more Debt Service Reserve
 ------------------------
Guaranties in each case in substitution for all or any portion of the Monies required to be on deposit in or credited to the Debt Service Reserve Account, provided that (A) any such Debt Service Reserve L/C complies with the
--------
requirements set forth in clause (b) below, (B) any such Debt Service Reserve Guaranty complies with the definition thereof and (C) prior to the issuance of any Debt Service Reserve L/C that is an Issuer Debt Service Reserve L/C, each Rating Agency shall confirm that there will be no Rating Downgrade as a result of the incurrence of Indebtedness by the Issuer in connection with such Issuer Debt Service Reserve L/C or the Issuer Debt Service Reserve L/C Agreement related thereto. The Issuer may, from time to time as the Issuer determines, provide substitute or replacement Debt Service Reserve L/Cs or Debt Service Reserve Guaranties that meet the requirements hereof. The Administrative Agent shall release such amount of Monies for which Issuer Debt Service Reserve L/Cs are substituted in accordance with clause (viii) of Section 3.1(b). Upon
                                                    --------------
receipt of an Officer's Certificate of the Issuer requesting such release, the Administrative Agent shall release and pay to the Issuer or its designee such amount of Monies for which Debt Service Reserve L/Cs (other than Issuer Debt Service Reserve L/Cs) or Debt Service Reserve Guaranties are substituted.

          (b) The Issuer shall ensure that each Debt Service Reserve L/C shall:
(i) be an irrevocable direct pay letter of credit naming the Collateral Agent for the benefit of the Secured Parties as beneficiary; (ii) be issued by a bank or other financial institution rated at least "A2" by Moody's and at least "A" by S&P; (iii) if such Debt Service Reserve L/C is an Issuer Debt Service Reserve L/C, be issued under a Debt Service Reserve L/C Agreement with payment terms which are consistent with the terms of this Agreement and with other terms customary for debt service reserve obligations similar to those described herein, including, without limitation, (A) a requirement that any drawing under such Debt Service Reserve L/C be converted into a Debt Service Reserve LOC Loan which matures not less than five (5) years after the date of such drawing, and
(B) a provision which permits the Debt Service Reserve L/C Provider to convert outstanding Debt Service Reserve LOC Loans into Debt Service Reserve LOC Bonds at any time on or after the 5/th/ anniversary of the Closing Date and otherwise in accordance with the terms of the applicable Debt Service Reserve L/C Agreement; and (iv) if such Debt Service Reserve L/C is not an Issuer L/C, name a Person other than the Issuer as the account party.

          (c) On each date on which the Administrative Agent is required to withdraw or transfer amounts from the Debt Service Payment Account to make payments with respect to Senior Secured Obligations under Section 3.4, the
                                                          -----------

Administrative Agent shall first withdraw or transfer (for and only for the purposes described in Section 3.4) amounts then held in the Debt Service Payment
                      -----------
Account. To the extent that amounts then held in the Debt Service Payment Account at 12:00 p.m. (noon) two (2) Business Days prior to the date of the requested withdrawal or transfer are insufficient to fund such withdrawal or transfer (the "Debt Payment Amount"), as evidenced by an Officer's Certificate
               -------------------
of the Issuer, one (1) Business Day prior to such date the Administrative Agent shall transfer the Monies on deposit in or credited to the Debt Service Reserve Account, if any, to the Debt Service Payment Account provided that, if, after
                                                     --------
such transfer of Monies from the Debt Service Reserve Account to the Debt Service Payment Account, the Monies on deposit in or credited to the Debt Service Payment Account are insufficient to fund the Debt Payment Amount, the Administrative Agent shall, one (1) Business Day prior to the date of the requested withdrawal or transfer, deliver to (x) each Debt Service Reserve L/C Provider, if any, on such date a draft on its respective Debt Service Reserve L/C, together with an appropriate certificate with respect thereto if required under such Debt Service Reserve L/C and (y) to each Debt Service Reserve Guarantor, if any, a notice of payment by such Debt Service Reserve Guarantor under its Debt Service Reserve Guaranty. The aggregate amount to be drawn on all such Debt Service Reserve L/Cs and paid under all such Debt Service Reserve Guaranties in accordance with the immediately preceding sentence shall be equal to the amount of such insufficiency (the "DSR Insufficiency Amount") and the
                                          ------------------------
amount to be drawn under each such Debt Service Reserve L/C and each such Debt Service Reserve Guaranty shall be determined ratably based on the aggregate of the Drawing Amounts and the aggregate of the Guaranteed Amounts then available under all such Debt Service Reserve L/Cs and all such Debt Service Reserve Guaranties, respectively.

The Administrative Agent shall deposit the amounts, if any, received from each Debt Service Reserve L/C Provider and each Debt Service Reserve Guarantor in the Debt Service Payment Account.

          (d) Forty-five (45) days (or if such day is not a Business Day, on the next succeeding Business Day) prior to the expiration of any Debt Service Reserve L/C delivered to the Administrative Agent in respect of the Debt Service Reserve Account, provided that such Debt Service Reserve L/C has not been
                 --------
previously renewed, extended or replaced with a new Debt Service Reserve L/C or a Debt Service Reserve Guaranty, the Administrative Agent shall deliver to the Debt Service Reserve L/C Provider providing such Debt Service Reserve L/C on such date (i) a draft on such Debt Service Reserve L/C in an amount equal to the Drawing Amount of such Debt Service Reserve L/C and (ii) an appropriate certificate with respect thereto if required by such Debt Service Reserve L/C. The Administrative Agent shall deposit the amounts received from such Debt Service Reserve L/C

Provider in payment of such draft in the Debt Service Reserve Account to be applied in accordance with this Section 3.6.
                                -----------

          (e) Forty-five (45) days (or if such day is not a Business Day, on the next succeeding Business Day) after receipt of notice that any Debt Service Reserve L/C Provider is rated less than "A" by S&P or less than "A2" by Moody's, provided that the Debt Service Reserve L/C issued by such Debt Service Reserve
--------
L/C Provider has not been replaced on or before the end of such 45-day period with a Debt Service Reserve L/C issued by a new Debt Service Reserve L/C Provider or a Debt Service Reserve Guaranty, the Administrative Agent shall deliver to such Debt Service Reserve L/C Provider on such date (i) a draft on such Debt Service Reserve L/C in an amount equal to the Drawing Amount of such Debt Service Reserve Account L/C and (ii) an appropriate certificate with respect thereto if required by such Debt Service Reserve L/C. The Administrative Agent shall deposit the amounts received from such Debt Service Reserve L/C Provider in payment of such draft in the Debt Service Reserve Account to be applied in accordance with this Section 3.6.
                                              -----------

          (f) Upon receipt of a notice from any Debt Service Reserve L/C Provider that the Debt Service Reserve L/C provided by such Debt Service Reserve L/C Provider will be terminated prior to its stated expiration date, if, not less than fifteen (15) Business Days prior to the termination date as provided in such notice of termination, such Debt Service Reserve L/C has not been replaced with a new Debt Service Reserve L/C or a Debt Service Reserve Guaranty, the Administrative Agent shall deliver to such Debt Service Reserve L/C Provider
(i) a draft on such Debt Service Reserve L/C in an amount equal to the Drawing Amount of such Debt Service Reserve L/C and (ii) an appropriate certificate with respect thereto if required by such Debt Service Reserve L/C. The Administrative Agent shall deposit the amounts received from such Debt Service Reserve L/C Provider in payment of such draft in the Debt Service Reserve Account to be applied in accordance with this Section 3.6.
                                              -----------

          (g) Upon receipt of a notice from any Debt Service Reserve Guarantor that the Debt Service Reserve Guaranty provided by such Debt Service Reserve Guarantor will be terminated, if, not less than fifteen (15) Business Days prior to the termination date as provided in such notice of termination, such Debt Service Reserve Guaranty has not been replaced with a new Debt Service Reserve Guaranty or a Debt Service Reserve L/C, the Administrative Agent shall deliver to such Debt Service Reserve Guarantor a notice of payment to such Debt Service Reserve Guarantor in an amount equal to the Guaranteed Amount of such Debt Service Reserve Guaranty. The Administrative Agent shall deposit amounts received from such Debt Service Reserve Guarantor in the Debt Service Reserve Account to be applied in accordance with this Section 3.6.
                                              -----------

          (h) Forty-five (45) days (or if such day is not a Business Day, on the next succeeding Business Day) after receipt of notice that any Debt Service Reserve Guarantor is rated less than "BBB" by S&P or less than "Baa2" by Moody's, provided that the Debt Service Reserve Guaranty issued by such Debt
         --------
Service Reserve Guarantor has not been replaced with a Debt Service Reserve Guaranty issued by a new Debt Service Reserve Guarantor or with a Debt Service Reserve L/C, the Administrative Agent shall deliver to such Debt Service Reserve Guarantor on such date a notice of payment to such Debt Service Reserve Guarantor in an amount equal to the Guaranteed Amount of such Debt Service Reserve Guaranty. The Administrative Agent shall deposit amounts received from such Debt Service Reserve Guarantor in the Debt Service Reserve Account to be applied in accordance with this Section 3.6.
                                -----------

          SECTION 3.7  Major Maintenance Reserve Account.
                       ---------------------------------

          (a) Application of Amounts.  Except as otherwise provided in this
              ----------------------
Agreement, amounts held in the Major Maintenance Reserve Account shall be applied solely for the payment of Major Maintenance Expenditures due and payable as of any Disbursement Date or the reimbursement for Major Maintenance Expenditures paid prior to such Disbursement Date (as evidenced by invoices received by the Issuer). All Monies withdrawn from the Major Maintenance Reserve Account shall be withdrawn in accordance with the disbursement procedure hereinafter described in this Section 3.7. In the event that Monies on deposit
                              -----------
in or credited to the Major Maintenance Reserve Account, after giving effect to the payments made pursuant to this Section 3.7, exceed the amount of Monies required by this Agreement to be deposited therein or credited thereto, the Administrative Agent shall transfer such excess amounts from the Major Maintenance Reserve Account to the Revenue Account at the written direction of the Issuer.

          (b) Conditions Precedent to Withdrawals.  As a condition precedent to
              -----------------------------------
any withdrawal from the Major Maintenance Reserve Account, there shall be delivered by the Issuer to the Administrative Agent on or prior to the date three (3) Business Days prior to each Disbursement Date a requisition from the Issuer in the form attached hereto as Exhibit E (a "Maintenance Requisition")
                                      ---------     -----------------------
signed by an Authorized Representative of the Issuer.

          (c) The Issuer may provide (i) one or more letters of credit (each, a "Major Maintenance Reserve L/C") and/or (ii) one or more Major Maintenance
 -----------------------------
Reserve Guaranties in each case in substitution for all or any portion of the Monies required to be on deposit in or credited to the Major Maintenance Reserve Account, provided that any such Major Maintenance Reserve L/C complies with the
         --------
requirements set forth in clause (d) below, and any such Major Maintenance Reserve Guaranty complies with the definition thereof. The Issuer may provide, from time to time as the Issuer determines, substitute or replacement Major Maintenance Reserve L/Cs or Major Maintenance Reserve Guaranties that meet the requirements hereof. Upon receipt of an Officer's Certificate of the Issuer requesting such release, the Administrative Agent shall release and pay to the Issuer or its designee such amount of Monies for which Major Maintenance Reserve L/Cs or Major Maintenance Reserve Guaranties are substituted.

          (d) The Issuer shall ensure that each Major Maintenance Reserve L/C shall: (i) be an irrevocable direct pay letter of credit naming the Collateral Agent for the benefit of the Secured Parties as beneficiary; (ii) be issued by a bank or other financial institution rated at least "A2" by Moody's and at least "A" by S&P; and (iii) name a Person other than the Issuer as the party responsible for reimbursement or other obligations in respect of such Major Maintenance Reserve L/C.

          (e) On each Disbursement Date following delivery by the Issuer to the Administrative Agent of all documentation relating to such Disbursement Date described in Section 3.7(b), the Issuer shall (subject to Section 3.11) instruct
             --------------                               ------------
the Administrative Agent to apply, and the Administrative Agent so apply, Monies on deposit or credited to the Major Maintenance Reserve Account to make payments in amounts set forth in, and otherwise in accordance with, the related Major Maintenance Requisition. To the extent that amounts held in the Major Maintenance Reserve Account at 12:00 p.m. (noon) two (2) Business Days prior to the such Disbursement Date are insufficient to fund the amounts set forth in such Major Maintenance Requisition, one (1) Business Day prior to such Disbursement Date, the Administrative Agent shall deliver to (x) each Major Maintenance Reserve L/C Provider, if any, on such date a draft on its respective Major Maintenance Reserve L/C, together with an appropriate certificate with respect thereto if required under such Major Maintenance Reserve L/C, and (y) to each Major Maintenance Reserve Guarantor a notice of payment by such Major Maintenance Reserve Guarantor under its Major Maintenance Reserve Guaranty. The aggregate amount to be drawn on all such Major Maintenance Reserve L/Cs and paid under all such Major Maintenance Reserve Guaranties in accordance with the immediately preceding sentence shall be equal to the amount of such insufficiency (the "Major Maintenance Insufficiency Amount") and the amount to
                    --------------------------------------
be drawn under each such Major Maintenance Reserve L/C and each such Major Maintenance Reserve Guaranty shall be determined ratably based on the aggregate of the Drawing Amounts and the aggregate of the Guaranteed Amounts then available under all such Major Maintenance Reserve L/Cs and all such Major Maintenance Reserve Guaranties, respectively. The Administrative Agent shall deposit the amounts, if any, received from each Major Maintenance Reserve

L/C Provider and each Major Maintenance Reserve Guarantor in the Major Maintenance Reserve Account for disbursement in accordance with the first sentence of this Section 3.7(e).
                 --------------

          (f) Forty-five (45) days (or if such day is not a Business Day, on the next succeeding Business Day) prior to the expiration of any Major Maintenance Reserve L/C delivered to the Administrative Agent in respect of the Major Maintenance Reserve Account, provided that such Major Maintenance Reserve L/C
                             --------
has not been previously renewed, extended or replaced with a new Major Maintenance Reserve L/C or a Major Maintenance Reserve Guaranty, the Administrative Agent shall deliver to the Major Maintenance Reserve L/C Provider providing such Major Maintenance Reserve L/C on such date (i) a draft on such Major Maintenance Reserve L/C in an amount equal to the Drawing Amount of such Major Maintenance Reserve L/C and (ii) an appropriate certificate with respect thereto if required by such Major Maintenance Reserve L/C. The Administrative Agent shall deposit the amounts received from such Major Maintenance Reserve L/C Provider in payment of such draft in the Major Maintenance Reserve Account to be applied in accordance with this Section 3.7.
                                -----------

          (g) Forty-five (45) days (or if such day is not a Business Day, on the next succeeding Business Day) after receipt of notice that any Major Maintenance Reserve L/C Provider is rated less than "A" by S&P or less than "A2" by Moody's, provided that the Major Maintenance Reserve L/C issued by such Major Maintenance
--------
Reserve L/C Provider has not been replaced on or before the end of such 45-day period with a Major Maintenance Reserve L/C issued by a new Major Maintenance Reserve L/C Provider or with a Major Maintenance Reserve Guaranty, the Administrative Agent shall deliver to such Major Maintenance Reserve L/C Provider on such date (i) a draft on such Major Maintenance Reserve L/C in an amount equal to the Drawing Amount of such Major Maintenance Reserve Account L/C and (ii) an appropriate certificate with respect thereto if required by such Major Maintenance Reserve L/C. The Administrative Agent shall deposit the amounts received from such Major Maintenance Reserve L/C Provider in payment of such draft in the Major Maintenance Reserve Account to be applied in accordance with this Section 3.7.
          -----------

          (h) Upon receipt of a notice from any Major Maintenance Reserve L/C Provider that the Major Maintenance Reserve L/C provided by such Major Maintenance Reserve L/C Provider will be terminated prior to its stated expiration date, if, not less than fifteen (15) Business Days prior to the termination date as provided in such notice of termination, such Major Maintenance Reserve L/C has not been replaced with a new Major Maintenance Reserve L/C or with a Major Maintenance Reserve Guaranty, the Administrative Agent shall deliver to such Major

Maintenance Reserve L/C Provider (i) a draft on such Major Maintenance Reserve L/C in an amount equal to the Drawing Amount of such Major Maintenance Reserve L/C and (ii) an appropriate certificate with respect thereto if required by such Major Maintenance Reserve L/C. The Administrative Agent shall deposit the amounts received from such Major Maintenance Reserve L/C Provider in payment of such draft in the Major Maintenance Reserve Account to be applied in accordance with this Section 3.7.
          -----------

          (i) Upon receipt of a notice from any Major Maintenance Reserve Guarantor that the Major Maintenance Reserve Guaranty provided by such Major Maintenance Reserve Guarantor will be terminated, if, not less than fifteen (15) Business Days prior to the termination date as provided in such notice of termination, such Major Maintenance Reserve Guaranty has not been replaced with a new Major Maintenance Reserve Guaranty or a Major Maintenance Reserve L/C, the Administrative Agent shall deliver to such Major Maintenance Reserve Guarantor a notice of payment in an amount equal to the Guaranteed Amount of such Major Maintenance Reserve Guaranty. The Administrative Agent shall deposit amounts received from such Major Maintenance Reserve Guarantor in the Major Maintenance Reserve Account to be applied in accordance with this Section 3.7.
                                                      -----------

          (j) Forty-five (45) days (or if such day is not a Business Day, on the next succeeding Business Day) after receipt of notice that any Major Maintenance Reserve Guarantor is rated less than "BBB" by S&P or less than "Baa2" by Moody's, provided that the Major Maintenance Reserve Guaranty issued by such
         --------
Major Maintenance Reserve Guarantor has not been replaced with a Major Maintenance Reserve Guaranty issued by a new Major Maintenance Reserve Guarantor or with a Major Maintenance Reserve L/C, the Administrative Agent shall deliver to such Major Maintenance Reserve Guarantor on such date a notice of payment in an amount equal to the Guaranteed Amount of such Major Maintenance Reserve Guaranty. The Administrative Agent shall deposit amounts received from such Major Maintenance Reserve Guarantor in the Major Maintenance Reserve Account to be applied in accordance with this Section 3.7.
                                   -----------

          SECTION 3.8  PSA Contingency Reserve Account.
                       -------------------------------

          (a) The Issuer may provide (i) one or more letters of credit (each, a "PSA Contingency Reserve L/C") and/or (ii) one or more PSA Contingency Reserve
 ---------------------------
Guaranties in each case in substitution for all or any portion of the Monies required to be on deposit in or credited to the PSA Continency Reserve Account, provided that any such PSA Contingency Reserve L/C complies with the
--------
requirements set forth in clause (b) below, and any such PSA Contingency Reserve Guaranty complies with the definition thereof. The Issuer may provide, from time to time as the Issuer determines, substitute or replacement PSA Contingency Reserve L/Cs or PSA Contingency Reserve Guaranties that meet the requirements hereof. Upon receipt of an Officer's Certificate of the Issuer requesting such release, the Administrative Agent shall release and pay to the Issuer or its designee such amount of Monies for which PSA Contingency Reserve L/Cs or PSA Contingency Reserve Guaranties are substituted.

          (b) The Issuer shall ensure that each PSA Contingency Reserve L/C shall: (i) be an irrevocable direct pay letter of credit naming the Collateral Agent for the benefit of the Secured Parties as beneficiary; (ii) be issued by a bank or other financial institution rated at least "A2" by Moody's and at least "A" by S&P; and (iii) name a Person other than the Issuer as the party responsible for reimbursement or other obligations in respect of such PSA Contingency Reserve L/C.

          (c) If, after giving effect to the transfers to the Debt Service Payment Account contemplated by Sections 3.1(b)(iii) and 3.6(c), amounts held in
                                --------------------    -------
the Debt Service Payment Account are insufficient to fund the Debt Payment Amount, the Administrative Agent shall, prior to the making of any transfers to the Distribution Suspense Account in accordance with Section 3.1(b)(vii) or any
                                                     -------------------
transfers contemplated by clause (d) of this Section 3.8, transfer the Monies on
                                             -----------
deposit in or credited to the PSA Contingency Reserve Account, if any, to the Debt Service Payment Account; provided that, if, after such transfer of Monies
                              --------
from the PSA Contingency Reserve Account to the Debt Service Payment Account, the Monies on deposit in or credited to the Debt Service Payment Account are insufficient to fund the Debt Payment Amount, the Administrative Agent shall, one (1) Business Day prior to the date for payment of the Debt Service Payment Amount, deliver to (x) each PSA Contingency Reserve L/C Provider, if any, on such date a draft on its respective PSA Contingency Reserve L/C, together with an appropriate certificate with respect thereto if required under such PSA Contingency Reserve L/C and (y) to each PSA Contingency Reserve Guarantor, if any, a notice of payment by such PSA Contingency Reserve Guarantor under its PSA Contingency Reserve Guaranty. The aggregate amount to be drawn on all such PSA Contingency Reserve L/Cs and paid under all such PSA Contingency Reserve Guaranties in accordance with the proviso to the immediately preceding sentence shall be equal to the amount of such insufficiency (the "PSA Contingency
                                                         ---------------
Insufficiency Amount") and the amount to be drawn under each such PSA
--------------------
Contingency Reserve L/C and each such PSA Contingency Reserve Guaranty shall be determined ratably based on the aggregate of the Drawing Amounts and the aggregate of the Guaranteed Amounts then available under all such PSA Contingency Reserve L/Cs and all such PSA Contingency Reserve Guaranties, respectively.

The Administrative Agent shall deposit the amounts, if any, received under this clause (c) from each PSA Contingency Reserve L/C Provider and each PSA Contingency Reserve Guarantor in the Debt Service Payment Account.

          (d) After making the transfer contemplated by Section 3.8(c), if any,
                                                        --------------
on any Funding Date on which monies on deposit in or credited to the PSA Contingency Reserve Account are to be transferred to the Distribution Suspense Account in accordance with Section 3.1(b)(vii), (i) the Debt Service Reserve
                           -------------------
Requirement is greater than zero (after giving effect to the transfer set forth in Section 3.1(b)(v)), or (ii) the Major Maintenance Reserve Requirement is
   ------------------
greater than zero (after giving effect to the transfer set forth in Section
                                                                    -------
3.1(b)(vi), the Administrative Agent shall transfer the Monies otherwise
----------
available for distribution from the PSA Contingency Reserve Account, if any, first, to the Debt Service Reserve Account in an amount equal to the Debt Service Reserve Requirement and second, to the Major Maintenance Account in an amount equal to the Major Maintenance Reserve Requirement.

          (e) Forty-five (45) days (or if such day is not a Business Day, on the next succeeding Business Day) prior to the expiration of any PSA Contingency Reserve L/C delivered to the Administrative Agent in respect of the PSA Contingency Reserve Account, provided that such PSA Contingency Reserve L/C has
                             --------
not been previously renewed, extended or replaced with a new PSA Contingency Reserve L/C or with a PSA Contingency Reserve Guaranty, the Administrative Agent shall deliver to the PSA Contingency Reserve L/C Provider providing such PSA Contingency Reserve L/C on such date (i) a draft on such PSA Contingency Reserve L/C in an amount equal to the Drawing Amount of such PSA Contingency Reserve L/C and (ii) an appropriate certificate with respect thereto if required by such PSA Contingency Reserve L/C. The Administrative Agent shall deposit the amounts received from such PSA Contingency Reserve L/C Provider in payment of such draft in the PSA Contingency Reserve Account to be applied in accordance with this
Section 3.8.
-----------

          (f) Forty-five (45) days (or if such day is not a Business Day, on the next succeeding Business Day) after receipt of notice that any PSA Contingency Reserve L/C Provider is rated less than "A" by S&P or less than "A2" by Moody's, provided that the PSA Contingency Reserve L/C issued by such PSA Contingency
--------
Reserve L/C Provider has not been replaced on or before the end of such 45-day period with a PSA Contingency Reserve L/C issued by a new PSA Contingency Reserve L/C Provider or with a PSA Contingency Reserve Guaranty, the Administrative Agent shall deliver to such PSA Contingency Reserve L/C Provider on such date (i) a draft on such PSA Contingency Reserve L/C in an amount equal to the Drawing Amount of such PSA Contingency Reserve Account L/C and (ii) an appropriate certificate with respect thereto if required by such PSA Contingency Reserve L/C. The Administrative Agent shall deposit the amounts received from such PSA Contingency Reserve L/C Provider in payment of such draft in the PSA Contingency Reserve Account to be applied in accordance with this Section 3.8.
                                                                  -----------

          (g) Upon receipt of a notice from any PSA Contingency Reserve L/C Provider that the PSA Contingency Reserve L/C provided by such PSA Contingency Reserve L/C Provider will be terminated prior to its stated expiration date, if, not less than fifteen (15) Business Days prior to the termination date as provided in such notice of termination, such PSA Contingency Reserve L/C has not been replaced with a new PSA Contingency Reserve L/C or a PSA Contingency Reserve Guaranty, the Administrative Agent shall deliver to such PSA Contingency Reserve L/C Provider (i) a draft on such PSA Contingency Reserve L/C in an amount equal to the Drawing Amount of such PSA Contingency Reserve L/C and (ii) an appropriate certificate with respect thereto if required by such PSA Contingency Reserve L/C. The Administrative Agent shall deposit the amounts received from such PSA Contingency Reserve L/C Provider in payment of such draft in the Debt Service Reserve Account to be applied in accordance with this
Section 3.8.
-----------

          (h) Upon receipt of a notice from any PSA Contingency Reserve Guarantor that the PSA Contingency Reserve Guaranty provided by such PSA Contingency Reserve Guarantor will be terminated, if, not less than fifteen (15) Business Days prior to the termination date as provided in such notice of termination, such PSA Contingency Reserve Guaranty has not been replaced with a new PSA Contingency Reserve Guaranty or a PSA Contingency Reserve L/C, the Administrative Agent shall deliver to such PSA Contingency Reserve Guarantor a notice of payment in an amount equal to the Guaranteed Amount of such PSA Contingency Reserve Guaranty. The Administrative Agent shall deposit amounts received from such PSA Contingency Reserve Guarantor in the PSA Contingency Reserve Account to be applied in accordance with this Section 3.8.
                                                      -----------

          (i) Forty-five (45) days (or if such day is not a Business Day, on the next succeeding Business Day) after receipt of notice that any PSA Contingency Reserve Guarantor is rated less than "BBB" by S&P or less than "Baa2" by Moody's, provided that the PSA Contingency Reserve Guaranty issued by such PSA
         --------
Contingency Reserve Guarantor has not been replaced with a PSA Contingency Reserve Guaranty issued by a new PSA Contingency Reserve Guarantor or with a PSA Contingency Reserve L/C, the Administrative Agent shall deliver to such PSA Contingency Reserve Guarantor on such date a notice of payment in an amount equal to the Guaranteed Amount of such PSA Contingency Reserve Guaranty. The Administrative Agent shall deposit amounts received from such PSA Contingency

Reserve Guarantor in the PSA Contingency Reserve Account to be applied in accordance with this Section 3.8.
                     -----------

          SECTION 3.9  Distribution Suspense Account.
                       -----------------------------

          (a) On any Bond Payment Date on which all of the conditions set forth in clause (b) of this Section 3.9 (the "Distribution Conditions") are satisfied,
                      -----------       -----------------------
upon delivery to the Collateral Agent, the Administrative Agent and the Trustee of an Officer's Certificate of the Issuer certifying as such three (3) Business Days prior to such Bond Payment Date, the Administrative Agent shall transfer Monies from the Distribution Suspense Account (regardless of whether such Monies have been on deposit therein for more than 12 consecutive months) to the Distribution Account in accordance with clause (b) of this Section 3.9 in an
                                                           -----------
amount equal to the Monies on deposit in or credited to the Distribution Suspense Account or such lesser amount, as specified by the Issuer in its Officer's Certificate.

          (b)  Subject to clauses (c) and (d) of Section 3.9, the transfer of
                                                 -----------
Monies on any Bond Payment Date from the Distribution Suspense Account to the Distribution Account as described in clause (a) of this Section 3.9 is subject
                                                        -----------
to the following conditions:

               (i)   all required transfers and payments described in clauses
(i) through (viii) of Section 3.1(b) shall have been completed;
                      --------------

               (ii) no Default or Event of Default shall have occurred and be continuing or shall result from such transfer of Monies to the Distribution Account;

               (iii) The Debt Service Coverage Ratio for the four quarter period preceding such Bond Payment Date (or with respect to the first Bond Payment Date, the number of full fiscal quarters that have elapsed since the Closing
Date) measured as one accounting period, and the Projected Debt Service Coverage Ratio for each of the two four quarter periods succeeding such Bond Payment Date (each such four quarter period measured as one accounting period), shall each be greater than or equal to:

                     (A)  1.7 to 1.0; or

                     (B) 1.6 to 1.0, if as of such Bond Payment Date, the Issuer is party to Permitted PPAs covering, in the aggregate, at least 25% of the capacity of the Project for the consecutive period of eight full quarters, taken as a whole, following such Bond Payment Date; or

               (C) 1.45 to 1.0, if as of such Bond Payment Date, the Issuer is party to Permitted PPAs covering, in the aggregate, at least 50% of the capacity of the Project for the consecutive period of eight full quarters, taken as a whole, following such Bond Payment Date; or

               (D) 1.3 to 1.0, if as of such Bond Payment Date, the Issuer is party to Permitted PPAs covering, in the aggregate, at least 75% of the capacity of the Project for the consecutive period of eight full quarters, taken as a whole, following such Bond Payment Date; or

               (E) 1.2 to 1.0, if as of such Bond Payment Date, the Issuer is party to Permitted PPAs covering, in the aggregate, 100% of the capacity of the Project for the consecutive period of eight full quarters, taken as a whole, following such Bond Payment Date; and

          (iv) The Issuer shall have delivered to the Trustee, the Collateral Agent and the Administrative Agent an Officer's Certificate of the Issuer certifying as to the matters described in clauses (i) through (iii) above (including the relevant PPAs). The Issuer shall determine the satisfaction of the conditions in clause (iii) based on projections prepared by the Issuer in good faith based upon assumptions consistent in all material respects with the relevant contracts and agreements, the Transaction Documents, historical operations and the Issuer's good faith projections of future revenues and projections of operating and maintenance expenses for the Issuer in light of existing or reasonably expected regulatory and market environments in the markets in which the Project is or will be operated and upon the assumption that there will be no early redemption or prepayment of Indebtedness or that any Indebtedness which matures within such projected periods will be refinanced on reasonable terms. For the avoidance of doubt, the examples set forth on Annex A
                                                                        -------
hereto illustrate how the applicable percentage of capacity shall be calculated in clauses (B), (C), (D) and (E) of Section 3.9(b)(iii) above.

          (c) If (A) any Monies remain on deposit in or credited to the Distribution Suspense Account for twelve (12) months continuously without being transferred to the Distribution Account pursuant to clause (a) of this Section
                                                                       -------
3.9, (B) the Issuer delivers an Issuer Request to the Trustee requesting the
---
Trustee to call a vote of the Holders to determine whether to apply such funds to a redemption or prepayment, as applicable, of the Redeemable Facilities, and
(C) Holders holding at least 66 2/3% of the Outstanding Bonds vote to apply such funds to such redemption and prepayment, then the Monies that have so remained on deposit in or credited to the Distribution Suspense Account for twelve (12) consecutive months without being transferred to the Distribution Account pursuant to clause (a) of this Section 3.9 shall
                               -----------
be used to redeem or prepay, as applicable, the Redeemable Facilities on a pro rata basis, as among the Redeemable Facilities, based upon the then outstanding principal amounts of each of the Redeemable Facilities, at the prices for redemption or prepayment set forth in the Indenture or the applicable facility agreement in respect of such Redeemable Facility, as applicable,shall provide the Administrative Agent a certificate (an "Allocation Certificate") setting
                                            ----------------------
forth the amount to be so allocated to each Redeemable Facility and the account or accounts into which each Redeemable Facility's allocable share shall be deposited in accordance with the terms of the Indenture or the applicable Additional Indebtedness Agreement, as applicable. Within two (2) Business Days of its receipt of an Allocation Certificate, the Administrative Agent shall make the transfers specified therein. The Issuer hereby instructs the Collateral Agent and the Administrative Agent to make all such payments in respect of the Bonds directly to the Trustee for deposit into the Bond Fund in accordance with the terms of Section 3.3 of the Indenture, and the Collateral Agent and the
             -----------
Administrative Agent hereby acknowledge receipt of such instruction.

          (d) Pending any other application of Monies on deposit in or credited to the Distribution Suspense Account as provided herein, the Administrative Agent shall, on any Funding Date, withdraw and transfer Monies on deposit in or credited to the Distribution Suspense Account to the Debt Service Payment Account if and to the extent such amounts on deposit in the Debt Service Payment Account and the Debt Service Reserve Account are insufficient to pay any amounts due on the Senior Secured Obligations on such Funding Date.

          (e) Subject to Section 3.9(c), the Issuer may, at any time, request in
                         --------------
writing that the Administrative Agent transfer any amounts on deposit in the Distribution Suspense Account to any other Account (other than the Distribution Account).

          (f) The Administrative Agent shall withdraw and transfer Monies on deposit in or credited to the Distribution Account to such Persons as may be directed in an Officer's Certificate of the Issuer delivered at any time to the Administrative Agent three (3) Business Days prior to the date of such withdrawal and transfer. Such Officer's Certificate shall state that all conditions precedent provided for in this Section 3.9 have been complied with.
                                          -----------

          SECTION 3.10 Proceeds Account.
                       ----------------

          (a) Loss Events.  Except as otherwise expressly provided herein, all
              -----------
Loss Proceeds shall be deposited into the Proceeds Account directly, or if received by the Issuer, as soon as practicable (but no more than three (3) Business Days) after receipt, in either case in accordance with this Section
                                                                     -------
3.10(a).  The
-------

Administrative Agent shall separately segregate such Loss Proceeds for distribution in the manner as set forth below:

          (i) If (A) a Loss Event occurs and (B) either (x) the Issuer determines not to Restore the Project or (y) the Issuer determines that the Project cannot be Restored to permit operation of the Project on a Commercially Feasible Basis, upon delivery to the Administrative Agent and the Collateral Agent of an Officer's Certificate of the Issuer certifying to the foregoing (together with, in the case of clause (y) immediately above, a certificate signed by an authorized representative of the Independent Engineer concurring with such Officer's Certificate), then the Loss Proceeds in excess of $5,000,000 received by the Issuer in connection with such Loss Event shall be used to redeem or prepay, as applicable, the Redeemable Facilities on a pro rata basis
                                                                --- ----
among the Redeemable Facilities, based upon the then outstanding principal amounts of each of the Redeemable Facilities, at the prices for redemption or prepayment set forth in the applicable Financing Document, and the Issuer shall provide the Administrative Agent an Allocation Certificate setting forth the amount to be so allocated to each Redeemable Facility and the account or accounts into which each Redeemable Facility's allocable share shall be deposited in accordance with the terms of the applicable Financing Document. Within three (3) Business Days of its receipt of an Allocation Certificate, the Administrative Agent shall make the transfers from the Proceeds Account specified therein. The Issuer hereby instructs the Collateral Agent and the Administrative Agent to make all such payments in respect of the Bonds directly to the Trustee for deposit into the Bond Fund in accordance with the terms of
Section 3.3 of the Indenture, and the Collateral Agent and the Administrative
-----------
Agent hereby acknowledge receipt of such instruction. Amounts remaining in the Proceeds Account after the redemption required under this Section 3.10(a)(i)
                                                          ------------------
shall be transferred by the Administrative Agent from the Proceeds Account to the Revenue Account for disbursement in accordance with Section 3.1(b).
                                                        --------------

          (ii) If (A) a Loss Event occurs, (B) the Issuer receives Loss Proceeds in respect of such Loss Event and (C) the Issuer determines that the Project can be Restored to permit operation of the Project on a Commercially Feasible Basis, the Issuer shall deliver to the Administrative Agent and the Collateral Agent an Officer's Certificate of the Issuer certifying to the foregoing and a certificate signed by an authorized representative of the Independent Engineer concurring with such Officer's Certificate, and such Loss Proceeds shall be applied as set forth in paragraphs (iii), (iv) and (v) below.

          (iii) Before any withdrawal or transfer shall be made from the Proceeds Account with respect to any Restoration, there shall be filed with the Administrative Agent three (3) Business Days prior to any Disbursement Date:

                (A) a requisition from the Issuer substantially in the form attached hereto as Exhibit F (a "Restoration Requisition") and signed by an
                        ---------     -----------------------
     Authorized Representative of the Issuer;

                (B) if the cost of the Restoration is anticipated to exceed $5,000,000, a certificate of the Independent Engineer substantially in the form attached hereto as Exhibit G (an "Independent Engineer Restoration
                             ---------      --------------------------------
     Certificate").
     -----------

          (iv)  On the Disbursement Date referred to in Section 3.10(a)(iii)
                                                        --------------------
or as soon thereafter as practicable following receipt of the documents described in Sections 3.10(a)(iii)(A) and (B) above, the Administrative Agent
             ------------------------     ---
shall withdraw and transfer from the Proceeds Account and shall make available to the Issuer the amount set forth in the Restoration Requisition and, thereafter, the Issuer shall remit such amount to the applicable payees with respect to the Restoration Work (or, in the case of reimbursement for the costs of Restoration Work theretofore paid by the Issuer, retain such amounts for itself).

          (v) Upon completion of any Restoration Work, there shall be filed with the Administrative Agent and the Collateral Agent (A) an Officer's Certificate of the Issuer certifying the completion of such Restoration Work and the amount, if any, required in its opinion to be retained in the Proceeds Account for the payment of any costs of such Restoration Work not then due and payable or the liability for payment of which is being contested or disputed by the Issuer, and for the payment of reasonable contingencies following completion of such Restoration Work and (B) if the Restoration Work required an Independent Engineer Restoration Certificate under Section 3.10(a)(iii)(B) above, an officer's certificate of the Independent Engineer stating that completion of the Restoration has occurred and concurring with the amounts to be retained in the Proceeds Account. Upon receipt of such Officer's Certificate and, if applicable, such Independent Engineer Restoration Certificate, the Administrative Agent shall first, transfer the amount remaining in the Proceeds Account in excess of
      -----
the amounts to remain in the Proceeds Account as stated in such Officer's Certificate to the applicable payees (or, in the case of reimbursement for the costs of the Restoration theretofore paid by the Issuer, to the Issuer) with respect to such Restoration Work, and second, segregate the remaining excess in
                                      ------
the Proceeds Account from any other amounts therein. If such remaining excess exceeds $5,000,000, then the Loss Proceeds received in connection with such Loss Event in excess of $5,000,000, after giving effect to the cost of the Restoration, shall be used to redeem or prepay, as applicable, the Redeemable Facilities on a pro rata basis among the Redeemable Facilities, based upon the
                --- ----
then outstanding principal amounts of each of the Redeemable Facilities, at the prices for redemption or prepayment set forth in the applicable Financing Document, and the Issuer shall provide the Administrative Agent an Allocation Certificate setting forth the amount to be so allocated to each Redeemable Facility and the account or accounts into which each Redeemable Facility's allocable share shall be deposited in accordance with the terms of the applicable Financing Document. Within three (3) Business Days of its receipt of an Allocation Certificate, the Administrative Agent shall make the transfers specified therein. The Issuer hereby instructs the Collateral Agent and the Administrative Agent to make all such payments in respect of the Bonds directly to the Trustee for deposit into the Bond Fund in accordance with the terms of Section 3.3 of the Indenture, and
                                              -----------
the Collateral Agent and the Administrative Agent hereby acknowledge receipt of such instruction. If the remaining excess is equal to or less than $5,000,000, the Administrative Agent shall transfer such monies to the Revenue Account. Thereafter, upon receipt of an Officer's Certificate of the Issuer certifying payment of all costs of Restoration Work for the Project, the Administrative Agent shall transfer any amounts remaining in the Proceeds Account to the Revenue Account.

          (b) Receipt of Buy-Out Proceeds.  All Buy-Out Proceeds shall be
              ---------------------------
deposited into the Proceeds Account directly, or, if received by the Issuer, as soon as practicable (but no more than three (3) Business Days) after receipt, in either case in accordance with this Section 3.10(b). If (i) the aggregate
                                    ---------------
amount of Buy-Out Proceeds received by or on behalf of the Issuer is less than or equal to $10,000,000 or (ii) the aggregate amount of Buy-Out Proceeds received by or on behalf of the Issuer exceeds $10,000,000 and the Administrative Agent receives written confirmation from each Rating Agency that the related Buy-Out or Buy-Outs will not result in a Rating Downgrade (taking into account the proviso to the definition of Rating Downgrade for Voluntary Buy-Outs) by such Rating Agency, then the Administrative Agent shall transfer the Monies representing such Buy-Out Proceeds to the Revenue Account for application in accordance with Section 3.1(b). If (A) the aggregate amount of
                               --------------
Buy-Out Proceeds received by or on behalf of the Issuer is in excess of $10,000,000 and (B) any Rating Agency does not confirm in writing that such Buy-Out or Buy-Outs will not result in a Rating Downgrade (taking into account the proviso to the definition of Rating Downgrade for Voluntary Buy-Outs) by such Rating Agency, then the Buy-Out Proceeds so received by the Issuer shall be used to redeem or prepay, as applicable, the Redeemable Facilities on a pro rata
                                                                   --- ----
basis among the Redeemable Facilities, based upon the then outstanding principal amounts of each of the Redeemable Facilities, at the prices for redemption or prepayment set forth in the applicable Financing Document, and the Issuer shall provide the Administrative Agent an Allocation Certificate setting forth the amount to be so allocated to each Redeemable Facility and the account or accounts into which each Redeemable Facility's allocable share shall be deposited in accordance with the terms of the applicable Financing Document. Within three (3) Business Days of its receipt of an Allocation Certificate, the Administrative Agent shall make the transfers specified therein.

      (c) Proceeds of Permitted Asset Dispositions.  All proceeds received by
          ----------------------------------------
the Issuer in connection with a disposition of assets permitted by Section
                                                                   -------
5.1(g) of the Indenture ("Asset Sale Proceeds") shall be deposited into the
------                    -------------------
Proceeds Account directly, or, if received by the Issuer, as soon as practicable (but no more than three (3) Business Days) after receipt, in either case in accordance with this Section 3.10(c). If the Issuer receives more than
                     ---------------
$5,000,000 of Asset Sale Proceeds in connection with any disposition of assets permitted by Section 5.1(g) of the Indenture, then such Asset Sale Proceeds in
             --------------
excess of $5,000,000 shall be used to redeem or prepay, as applicable, the Redeemable Facilities on a pro rata basis among the Redeemable Facilities, based
                           --- ----
upon the then outstanding principal amounts of each of the Redeemable Facilities, at the prices for redemption or prepayment set forth in the applicable Financing Document, and the Issuer shall provide the Administrative Agent an Allocation Certificate setting forth the amount to be so allocated to each Redeemable Facility and the account or accounts into which each Redeemable Facility's allocable share shall be deposited in accordance with the terms of the applicable Financing Document. Within three (3) Business Days of its receipt of an Allocation Certificate, the Administrative Agent shall make the transfers specified therein. The Issuer hereby instructs the Collateral Agent and the Administrative Agent to make all such payments in respect of the Bonds directly to the Trustee for deposit into the Bond Fund in accordance with the terms of Section 3.3 of the Indenture, and the Collateral Agent and the
         -----------
Administrative Agent hereby acknowledge receipt of such instruction. Any Asset Sale Proceeds remaining on deposit in the Proceeds Account after the making of the transfers contemplated by this Section 3.10(d) shall be deposited in the
                                   ---------------
Revenue Account for application in accordance with Section 3.1(b).
                                                   --------------

          SECTION 3.11  Permitted Investments. Amounts held in any Account
                        ---------------------
created by and held under this Agreement (other than the Distribution Account) shall be invested and reinvested in Permitted Investments at the written direction (which may be in the form of a standing instruction) of an Authorized Representative of the Issuer (or, in the case of the Holdings II Account or the Holdings III Account, an Authorized Representative of Elwood II Holdings or Elwood III Holdings, as applicable); provided, however, that at any time when
                                     --------  -------
(a) an Authorized Officer of the Administrative Agent has received written notice from the Collateral Agent or any other Secured Party that an Event of Default shall have occurred and be continuing or (b) an Authorized Representative of the Issuer, Elwood II Holdings or Elwood III Holdings, as the case may be, has not timely furnished such a written direction or, after a request by the Administrative Agent, has not so confirmed a standing instruction to the Administrative Agent, the

Administrative Agent shall invest such monies only in Permitted Investments of the type referred to in clause (vi) of the definition of "Permitted Investments". Any written direction of an Authorized Representative of the Issuer (or, with respect to the Holdings II Account and the Holdings III Account, Elwood II Holdings or Elwood III Holdings, respectively) with respect to the investment or reinvestment of monies held in any Account (other than the Distribution Account) shall direct investment or reinvestment only in Permitted Investments that shall mature in such amounts and have maturity dates or be subject to redemption at the option of the holder thereof on or prior to maturity thereof as needed for the purposes of such Accounts, but in no event shall such Permitted Investments mature more than one year after the date acquired. The Administrative Agent shall have no duty to determine whether any investment or reinvestment shall satisfy the criteria set forth in the definition of "Permitted Investment" in the Indenture or the other criteria set forth in this Section 3.11 and neither the Administrative Agent nor the
               -----------
Collateral Agent shall have any liability in the event that the value of any Permitted Investment decreases. The Administrative Agent shall at any time and from time to time liquidate any or all of such investments prior to the maturity as needed in order to effect the transfers and withdrawals contemplated by this Agreement in accordance with an Officer's Certificate of the Issuer; provided
                                                                     --------
that, in the absence of timely receipt of such an Officer's Certificate, the Administrative Agent shall liquidate all such investments as necessary in order to effect the transfers and withdrawals contemplated by this Agreement. In the event any such investments are redeemed prior to the maturity thereof, the Administrative Agent shall not be liable for any loss or penalties relating thereto. Any income or gain realized from such investments shall be deposited into the Revenue Account as and when realized. For purposes of any income tax payable on account of any income or gain on an investment, such income or gain shall be for the account of the Issuer.

          SECTION 3.12  Events of Default. On and after any date on which the
                        -----------------
Administrative Agent receives written notice from the Intercreditor Agent pursuant to Section 2.4 of the Intercreditor Agreement that an Event of Default
            -----------
has occurred (the date of receipt of such notice, the "Event of Default Date"),
                                                       ---------------------
the Administrative Agent shall, until the Administrative Agent receives notice from the Intercreditor Agent that the Event of Default has been cured, thereafter accept all notices and instructions required to be given to the Administrative Agent pursuant to the terms of this Agreement only from the Collateral Agent (acting upon instructions from the Intercreditor Agent, acting pursuant to the Intercreditor Agreement) and not from any other Person and the Administrative Agent shall not withdraw, transfer, pay or otherwise distribute any monies in any of the Accounts except pursuant to such notices and instructions from the Collateral Agent (acting upon instructions from the Intercreditor Agent, acting pursuant to the Intercreditor Agreement). On the Event of Default Date, the Administrative Agent shall render an accounting of all monies in in the Accounts as of the Event of Default Date to the Collateral Agent and the Intercreditor Agent.

          SECTION 3.13  Disposition of Accounts Upon Debt Termination Date. In
                        --------------------------------------------------
the event that the Administrative Agent shall have received a certificate of a Responsible Officer of the Collateral Agent stating that the Debt Termination Date shall have occurred, all Administrative Claims of which the Collateral Agent is aware shall have been paid in full and all fees, charges and expenses of the Independent Consultants and all other amounts required to be paid hereunder and under the other Financing Documents of which the Collateral Agent is aware shall have been paid in full, all amounts remaining in the Accounts shall, upon receipt of a certificate of a Responsible Officer of the Collateral Agent authorizing such payments from the Accounts, be remitted to or as directed by the Issuer, Elwood II Holdings or Elwood III Holdings, as applicable, or as otherwise directed by the Issuer.

          SECTION 3.14  Account Balance Statements. The Administrative Agent
                        --------------------------
shall, on a monthly basis, provide to the Collateral Agent and the Issuer (and, with respect to the Holdings II Account or the Holdings III Account, Elwood II Holdings or Elwood III Holdings, respectively) account balance statements in respect of each of the Accounts and amounts segregated in any of the Accounts. Such balance statement shall also include deposits, withdrawals and transfers from and to any Account and segregated amounts. At such other times as the Collateral Agent or the Issuer (or, with respect to the Holdings II Account or the Holdings III Account, Elwood II Holdings or Elwood III Holdings, respectively) may from time to time reasonably request (but not more frequently than once each week unless an Event of Default shall have occurred and is continuing), the Administrative Agent shall provide written informal account information regarding (a) balances in respect of each of the Accounts and, to the extent reasonably available, amounts segregated in any of the Accounts and
(b) deposits, withdrawals and transfers from and to any Account and, to the extent reasonably available, segregated amounts.

          SECTION 3.15  Instructions to the Administrative Agent. Each
                        ----------------------------------------
direction to the Administrative Agent under this Agreement to transfer or withdraw amounts in an Account shall sufficiently identify (a) the Account from which such amounts are to be withdrawn or transferred, (b) the Account in which such amount is to be deposited or Person to whom such amount is to be transferred and (c) the applicable provision of this Agreement which authorizes such transfer or withdrawal. In the event that the Administrative Agent believes that it lacks sufficient information to make a transfer or withdrawal or to determine whether it has authority under this Agreement to make such transfer or withdrawal, it may refrain from making such transfer or withdrawal until it has received the information required to make such transfer or confirmed its authority to its satisfaction. In no event shall the Administrative Agent be responsible for making calculations relating to deposits to or withdrawals from the Accounts.

                                  ARTICLE IV
                            THE ADMINISTRATIVE AGENT
                            ------------------------

          The provisions of this Article IV are solely for the benefit of the
                                 ----------
Secured Parties, the Administrative Agent and the Collateral Agent and, except to the extent expressly provided in this Article IV, the Issuer shall not have
                                         ----------
any rights under this Article IV against the Administrative Agent, the
                      ----------
Collateral Agent or any other  Secured Party; provided that the Administrative
                                              --------
Agent shall be liable to for its gross negligence or willful misconduct.

          SECTION 4.1  Appointment of the Administrative Agent, Powers and
                       ---------------------------------------------------
Immunities.  The Collateral Agent hereby irrevocably appoints and authorizes
----------
Bank One Trust Company, National Association, to act as Administrative Agent hereunder, with such powers as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Bank One Trust Company, National Association, hereby agrees to act as Administrative Agent under this Agreement. Each of the Issuer, Elwood II Holdings and Elwood III Holdings hereby acknowledges the appointment of the Administrative Agent to act as the agent of the Collateral Agent hereunder, with such powers as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties or responsibilities to any Person except those expressly set forth in this Agreement and shall not have any fiduciary relationship with any other Secured Party (and no implied covenants, functions or responsibilities shall be read into this Agreement or otherwise exist with respect to the Administrative Agent). Without limiting the generality of the foregoing, the Administrative Agent shall take all actions as the Collateral Agent shall direct it to perform in accordance with the express provisions of this Agreement and the Intercreditor Agreement. Notwithstanding anything to the contrary contained herein, the Administrative Agent shall not be required to take any action which is contrary to this Agreement and the Intercreditor Agreement or Applicable Law. Neither the Administrative Agent nor any of its Affiliates shall be responsible to any other Secured Party for any recitals, statements, representations or warranties made by the Issuer, Elwood II Holdings, Elwood III Holdings or the Collateral Agent contained in this Agreement or any other Transaction Document or in any certificate or other document referred to or provided for in, or received by any other Secured Party under, this Agreement or any other Transaction Document for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Transaction Document or any other document referred to or provided for herein or therein or for any failure by the Issuer, Elwood II Holdings or Elwood III Holdings to perform its obligations hereunder or thereunder. The Administrative Agent shall not be required to ascertain or inquire as to the performance by the Issuer, Elwood II Holdings or Elwood III Holdings of any of its respective obligations under this Agreement or any other Transaction Document or any other document or agreement contemplated hereby or thereby. The Administrative Agent shall not be (a) required to initiate or conduct any litigation or collection proceeding hereunder or under any other Transaction Document or (b) responsible for any action taken or omitted to be taken by it hereunder (except for its own gross negligence or willful misconduct) or in connection with any other Transaction Document. Except as otherwise expressly set forth in this Agreement, the Administrative Agent shall take action under this Agreement only as it shall be directed in writing by the Collateral Agent. Whenever, in the administration of this Agreement, the Administrative Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Administrative Agent taking, suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by an Officer's Certificate or a certificate of any Responsible Officer of the Collateral Agent, if appropriate. The Administrative Agent shall have the right at any time to seek instructions concerning the administration of this Agreement from the Collateral Agent, legal counsel or any court of competent jurisdiction. The Administrative Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of an Event of Default unless and until a Responsible Officer of the Administrative Agent has received an Officer's Certificate of the Issuer or a written notice or certificate from a Secured Party stating that an Event of Default has occurred.

          Each of the Secured Parties expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including, without limitation, any review of the Project or of the affairs of the Issuer, shall be deemed to constitute any representation or warranty by the Administrative Agent to any other Secured Party. Each Secured Party (other than any other Secured Party that has no obligation to make appraisals, investigations or credit analyses under the Financing Documents to which it is a party, including, without limitation, the Collateral Agent and the Administrative Agent) represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the

Project and the Issuer. Each Secured Party (other than a Secured Party that has no obligation to make appraisals, investigations or credit analyses under the Financing Documents to which it is a party, including, without limitation, the Collateral Agent and the Administrative Agent) also represents that it will, independently and without reliance upon the Administrative Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Project and Issuer. Except for notices, reports and other documents expressly required to be furnished to the other Secured Parties by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any other Secured Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Project and the Issuer which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents or attorneys-in-fact.

          SECTION 4.2  Reliance by the Administrative Agent.  The Administrative
                       ------------------------------------
Agent shall be entitled to rely upon any Officer's Certificate, officer's certificate of an Authorized Officer of any Secured Party, Independent Engineer's certificate, certificate of a Responsible Officer of the Collateral Agent or any other certificate, notice or other document (including any cable, telegram or telecopy) believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice of legal counsel, independent accountants and other experts selected by the Administrative Agent and shall have no liability for its actions taken thereupon, unless due to the Administrative Agent's willful misconduct or gross negligence. Without limiting the foregoing, the Administrative Agent shall be required to make payments to the Secured Parties or other Persons only as set forth herein. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or the Intercreditor Agreement
(i) if such action would, in the opinion of the Administrative Agent, be contrary to Applicable Law or the terms of this Agreement or the Intercreditor Agreement, (ii) if such action is not specifically provided for in this Agreement or the Intercreditor Agreement and it shall not have received any such advice or concurrence of the Collateral Agent as it deems appropriate or (iii) if, in connection with the taking of any such action that would constitute an exercise of remedies under any Financing Document (whether such action is or is intended to be an action of the Administrative Agent or the Collateral Agent), it shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Financing Document in accordance with a request of the Collateral Agent (to the extent that the Collateral Agent is expressly authorized to direct the Administrative Agent to take or refrain from taking such action), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties. In the event that the Administrative Agent is required to perform any action on a particular date only following the delivery of an Officer's Certificate or other document, the Administrative Agent shall be fully justified in failing to perform such action if it has not first received such Officer's Certificate or other document and shall be fully justified in continuing to fail to perform such action until such time as it has received such Officer's Certificate or other document.

          SECTION 4.3  Court Orders.  The Administrative Agent is hereby
                       ------------
authorized, in its exclusive discretion, to obey and comply with all writs, orders, judgments or decrees issued by any court or administrative agency affecting any money, documents or things held by the Administrative Agent. The Administrative Agent shall not be liable to any of the parties hereto or any other Secured Party, their successors, heirs or personal representatives by reason of the Administrative Agent's compliance with such writs, orders, judgments or decrees, notwithstanding such writ, order, judgment or decree is later reversed, modified, set aside or vacated.

          SECTION 4.4  Resignation or Removal.  Subject to the appointment and
                       ----------------------
acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to the Collateral Agent, the Issuer, Elwood II Holdings and Elwood III Holdings (provided that if the Administrative Agent is also the
                     --------
Collateral Agent and the Trustee, it must also at the same time resign as Collateral Agent and as Trustee), and the Administrative Agent may be removed at any time with cause by the Collateral Agent. In the event that the Administrative Agent shall decline to take any action without first receiving adequate indemnity and, having received adequate indemnification, shall continue to decline to take such action, the Collateral Agent shall be deemed to have sufficient cause to remove the Administrative Agent. Prior to the occurrence of an Event of Default, the Issuer shall have the right to remove the Administrative Agent upon 30 day's notice to the Secured Parties with or without cause, subject to the appointment and acceptance of a successor Administrative Agent as provided below. Upon any such resignation or removal, the Collateral Agent shall have the right to appoint a successor Administrative Agent which shall be a single bank or trust company that (i) has an office in New York, New York, (ii) has capital, surplus and undivided profits of at least $50,000,000, (iii) is experienced in administering sophisticated financing transactions, and (iv) so long as no Event of Default has occurred and is continuing, is reasonably acceptable to the Issuer. If no successor Administrative Agent shall have been appointed by the Collateral Agent and shall have accepted such appointment within 30 days after the retiring

Administrative Agent's giving of notice of resignation or the removal of the retiring Administrative Agent, then the retiring Administrative Agent may appoint a successor Administrative Agent, which shall be a single bank or trust company that (i) has an office in New York, New York, (ii) has capital, surplus and undivided profits of at least $50,000,000, (iii) is experienced in administering sophisticated financing transactions, and (iv) so long as no Event of Default has occurred and is continuing, is reasonably acceptable to the Issuer. Upon the acceptance of any appointment as Administrative Agent hereunder by the successor Administrative Agent, (a) such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (b) the retiring Administrative Agent shall promptly transfer all Accounts within its possession or control to the possession or control of the successor Administrative Agent and the retiring Administrative Agent shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the retiring Administrative Agent with respect to such Accounts to the successor Administrative Agent. After the retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article IV and of Article V shall
                                             ----------        ---------
continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while acting as Administrative Agent. Further, a corporation into which the Administrative Agent is merged or converted or with which it is consolidated or which results from a merger, conversion or consolidation to which it is a party shall, to the extent permitted by Applicable Law, be the successor Administrative Agent under this Agreement without further formality and shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the Administrative Agent with which such corporation was merged, converted or consolidated. The Administrative Agent shall forthwith notify such event to the Issuer and the Collateral Agent.


                                   ARTICLE V
                        EXPENSES; INDEMNIFICATION; FEES
                        -------------------------------

          SECTION 5.1  Expenses.  The Issuer agrees to pay or reimburse all
                       --------
reasonable out-of-pocket expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of outside counsel engaged by the Administrative Agent) in respect of, or incidental to, the administration or enforcement of any of the provisions of this Agreement or in connection with any amendment, waiver or consent relating to this Agreement.

          SECTION 5.2  Indemnification.  The Issuer agrees to indemnify the
                       ---------------
Administrative Agent in its capacity as such, and, in their capacity as such, its officers, directors, shareholders, controlling persons, employees, agents and servants in accordance with and in the manner contemplated by Article 7.17 of the
                                                     ------------
Intercreditor Agreement.

          SECTION 5.3 Fees. On the Closing Date, and on each anniversary of the
                      ----
Closing Date to and including the Debt Termination Date, the Issuer shall pay the Administrative Agent an annual fee in an amount mutually agreed on by the Issuer and the Administrative Agent in writing on or prior to the date of appointment of the Administrative Agent.

          The provisions of this Article V shall survive the termination of this
                                 ---------
Agreement or the resignation or removal of the Administrative Agent.

                                  ARTICLE VI
                            LIMITATION OF LIABILITY
                            -----------------------

          SECTION 6.1 Limitation of Liability. Section 14.1 of the Indenture is
                      -----------------------  ------------
incorporated herein by reference as if set forth in full herein.

                                  ARTICLE VII
                                 MISCELLANEOUS
                                 -------------

          SECTION 7.1 Amendments; Etc. No amendment or waiver of, or consent
                      ---------------
with respect to, any provision of this Agreement shall in any event be effective unless the same shall be made in accordance with the Intercreditor Agreement.

          SECTION 7.2 Addresses for Notices. All notices, requests and other
                      ---------------------
communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 7.3 Integration, Etc. This Agreement and the other Financing
                      ----------------
Documents to which the parties hereto are a party constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, written or oral, relating to the subject matter hereof. This Agreement shall become effective at such time as the Collateral Agent shall have received counterparts hereof signed by all of the intended parties hereto.

          SECTION 7.4 Headings; Table of Contents; Section References. Headings
                      -----------------------------------------------
used in this Agreement, and the table of contents included in this Agreement, are for convenience of reference only and do not constitute part of this Agreement for any purpose. Unless otherwise specified in this Agreement, section references shall refer to sections of this Agreement.

          SECTION 7.5 No Third Party Beneficiaries. The agreements of the
                      ----------------------------
parties hereto are solely for the benefit of the Issuer, Elwood II Holdings, Elwood III Holdings, the Collateral Agent, the Administrative Agent, the Intercreditor Agent and the other Secured Parties and their respective successors and assigns and no Person (other than the parties hereto and such other Secured Parties) shall have any rights hereunder.

          SECTION 7.6 No Waiver. No failure on the part of the Administrative
                      ---------
Agent, the Collateral Agent or any other Secured Party or any of their nominees or representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Administrative Agent, the Collateral Agent or any other Secured Party or any of their nominees or representatives of any right, power or remedy.

          SECTION 7.7 Severability. If any provision of this Agreement or the
                      ------------
application thereof shall be invalid or unenforceable to any extent, (a) the remainder of this Agreement and the application of such remaining provisions shall not be affected thereby and (b) each such remaining provision shall be enforced to the greatest extent permitted by law.

          SECTION 7.8 Successors and Assigns. All covenants, agreements,
                      ----------------------
representations and warranties in this Agreement by the Administrative Agent, the Collateral Agent, the Intercreditor Agent and the Issuer shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

          SECTION 7.9 Execution in Counterparts. This Agreement may be executed
                      -------------------------
in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 7.10  Special Exculpation. No claim may be made by the Issuer,
                        -------------------
Elwood II Holdings, Elwood III Holdings or any other person against the Administrative Agent, the Collateral Agent, the Intercreditor Agent or any other Secured Party or the affiliates, directors, officers, employees, attorneys or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or relating to this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, or any act, omission or event occurring in connection therewith, and the Issuer, Elwood II Holdings and Elwood III Holdings hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          SECTION 7.11  Governing Law.  (a) THIS AGREEMENT SHALL BE GOVERNED BY,
                        -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE LIEN AND SECURITY INTEREST HEREUNDER, OR THE REMEDIES HEREUNDER, ARE GOVERNED BY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE NEW YORK UCC, THE "SECURITIES INTERMEDIARY'S JURISDICTION" OF THE ADMINISTRATIVE AGENT WITH RESPECT TO THE ACCOUNTS IN RESPECT OF WHICH THE COLLATERAL AGENT HAS BEEN GRANTED A SECURITY INTEREST UNDER THE SECURITY AGREEMENT IS THE STATE OF NEW YORK.

          (b) Any legal action or proceeding by or against the Issuer, Elwood II Holdings or Elwood III Holdings with respect to or arising out of this Agreement may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, each of the Issuer, Elwood II Holdings and Elwood III Holdings accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts for legal proceedings arising out of or in connection with this Agreement and the Issuer irrevocably consents to the appointment of CT Corporation System, with offices on the date hereof at 111 Eighth Avenue, New York, New York 10011 as its agent to receive service of process in New York, New York. If for any reason such agent shall cease to be available to act as such for the Issuer, the Issuer agrees to appoint a new agent on the terms and for the purposes of this provision. Nothing herein shall affect the right to serve process in any other manner permitted by law or any right to bring legal action or proceedings in any other competent jurisdiction. Each of the Issuer, Elwood II Holdings and Elwood III Holdings further agrees that the aforesaid courts of the State of New York and of the United States of America for the Southern District of New York shall have exclusive jurisdiction with respect to any claim or counterclaim of any such Person based upon the assertion that the rate of interest charged by or under any Financing Documents is usurious. Each of the Issuer,

Elwood II Holdings and Elwood III Holdings hereby waives any right to stay or dismiss any action or proceeding under or in connection with the Project, this Agreement or any other Transaction Document brought before the foregoing courts on the basis of forum non-conveniens or improper venue.
                --------------------

          (c) EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE OTHER PARTIES HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

          SECTION 7.12 Payments in Respect of Bonds.  The Issuer hereby
                       ----------------------------
instructs the Collateral Agent and the Administrative Agent to make all payments to be made in respect of the Bonds hereunder directly to the Trustee for deposit into the Bond Fund in accordance with the terms of Section 3.3 of the Indenture,
                                                   -----------
and the Collateral Agent and the Administrative Agent hereby acknowledge receipt of such instruction.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                         ELWOOD ENERGY LLC


                         By:  /s/ Thomas B. Linquist
                              ---------------------------
                              Name: Thomas B. Linquist
                              Title: Authorized Representative

                         Address for Notices:

                         Elwood Energy LLC
                         c/o Peoples Energy Resources Corp.
                         130 East Randolph Drive
                         Chicago, IL 60601
                         Attn:  John E. Horton
                         Telephone No.: (312) 240-7181
                         Telecopy No.:  (312) 240-3966

                         with a copy to:

                         Elwood Energy LLC
                         c/o Dominion Resources Services, Inc.
                         120 Tredegar Street
                         Richmond, VA 23219
                         Attn: Donald Burnette
                         Telephone No.: (804) 819-2411
                         Telecopy No.:  (804) 819-2211

                         ELWOOD II HOLDINGS, LLC


                         By:  /s/ Thomas B. Linquist
                              ---------------------------
                              Name: Thomas B. Linquist
                              Title: Authorized Representative

                         Address for Notices:

                         Elwood II Holdings, LLC
                         c/o Peoples Energy Resources Corp.
                         130 East Randolph Drive
                         Chicago, IL 60601
                         Attn:  John E. Horton
                         Telephone No.: (312) 240-7181
                         Telecopy No.:  (312) 240-3966

                         with a copy to:

                         Elwood II Holdings, LLC
                         c/o Dominion Resources Services, Inc.
                         120 Tredegar Street
                         Richmond, VA 23219
                         Attn:  Donald Burnette
                         Telephone No.: (804) 819-2411
                         Telecopy No.:  (804) 819-2211

                         ELWOOD III HOLDINGS, LLC


                         By:  /s/ Thomas B. Linquist
                              -----------------------------
                              Name: Thomas B. Linquist
                              Title: Authorized Representative

                         Address for Notices:

                         Elwood III Holdings, LLC
                         c/o Peoples Energy Resources Corp.
                         130 East Randolph Drive
                         Chicago, IL 60601
                         Attn: John E. Horton
                         Telephone No.: (312) 240-7181
                         Telecopy No.:  (312) 240-3966


                         with a copy to:

                         Elwood III Holdings, LLC
                         c/o Dominion Resources Services, Inc.
                         120 Tredegar Street
                         Richmond, VA 23219
                         Attn: Donald Burnette
                         Telephone  No.: (804) 819-2411
                         Telecopy No.:   (804) 819-2211

                      BANK ONE TRUST COMPANY,
                       NATIONAL ASSOCIATION,
                      as Collateral Agent


                      By:  /s/ Benita A. Pointer
                         --------------------------------
                         Name: Benita A. Pointer
                         Title: Account Executive

                      Address for Notices:

                      Bank One Trust Company, National
                      Association
                      1 Bank One Plaza
                      Mail Suite IL1-0823
                      Chicago, Illinois 60670-0823
                      Attn: Global Corporate Trust Services
                      Telephone No.: (312) 407-5252
                      Telecopy No.:  (312) 336-8840


                      BANK ONE TRUST COMPANY,
                       NATIONAL ASSOCIATION,
                       as Administrative Agent

                      By: /s/ Benita A. Pointer
                         ------------------------------
                         Name: Benita A. Pointer
                         Title: Account Executive


                      Address for Notices:

                      1 Bank One Plaza
                      Mail Suite IL1-0823
                      Chicago, Illinois  60670-0823
                      Attn:  Global Corporate Trust Services
                      Telephone No.: (312) 407-5252
                      Telecopy No.:  (312) 336-8840

                    BANK ONE TRUST COMPANY,
                      NATIONAL ASSOCIATION,
                      as Intercreditor Agent


                    By:  /s/ Benita A. Pointer
                        ------------------------------
                        Name: Benita A. Pointer
                        Title: Account Executive

                    Address for Notices:

                    1 Bank One Plaza
                    Mail Suite IL1-0823
                    Chicago, Illinois  60670-0823
                    Attn: Global Corporate Trust Services
                    Telephone No.: (312) 407-5252
                    Telecopy No.:  (312) 336-8840

                                                                      Annex A to
                                              Deposit and Disbursement Agreement
                                              ----------------------------------

                              Calculation Examples
                              --------------------

The following examples illustrate how the applicable percentage of capacity covered by Permitted PPAs is to be calculated for the purposes of Section 3.9(b)(iii) of this Agreement:

Assume for the purposes of each example that the capacity of the Project is 1400 MW.

Example 1:     On the applicable date of determination, the Issuer is party to
               Permitted PPAs with terms that extend for all eight of the quarters that follow such date. These Permitted PPAs cover, in the aggregate, 1000 MW of the Project's capacity. Therefore, the applicable percentage is (1000/1400) x 100% = 71.4%.

Example 2:     On the applicable date of determination, the Issuer is party to
               Permitted PPAs with terms that extend for the first six of the eight quarters that follow such date. These Permitted PPAs cover
               1000 MW of the Project's capacity during such first six quarters and 0 MW of the Project's capacity during the seventh and eight quarters following such date. Therefore, the applicable percentage is [(1000/1400) x (75%)] + [(0/1400) x (25%)] =
               (53.6%) + (0%) = 53.6%

Example 3:     On the applicable date of determination, the Issuer is party to
               Permitted PPAs that cover 1000 MW of the Project's capacity during the first six quarters following such date and 500 MW of the Project's capacity during the seventh and eight quarters following such date. Therefore, the applicable percentage is
               [(1000/1400) x (75%)] + [(500/1400) x (25%)] = (53.6%) + (8.9%) =
               62.5%

Example 4:     On the applicable date of determination, the Issuer is party to
               Permitted PPAs that cover 0 MW of the Project's capacity during the first six quarters following such date and 1400 MW of the Project's capacity during

                                   Annex A-1
               the seventh and eight quarters following such date. Therefore, the applicable percentage is [(0/1400) x (75%)] + [(1400/1400) x
               (25%)] = (0%) + (25%) = 25%

Example 5:     On the applicable date of determination, the Issuer is party to
               Permitted PPAs that cover 1400 MW of the Project's capacity during the first four quarters following such date and 0 MW of the Project's capacity during the fifth, sixth, seventh and eighth quarters following such date. Therefore, the applicable percentage is [(1400/1400) x (50%)] + [(0/1400) x (50%)] = (50%)
               + (0%) = 50%

Example 6:     On the applicable date of determination, the Issuer is party to
               Permitted PPAs that cover 1400 MW of the Project's capacity during the first 3 1/2 quarters following such date and 0 MW of the Project's capacity during the last 1/2 of the fourth quarter and during the fifth, sixth, seventh and eighth quarters following such date. Therefore, the applicable percentage is [(1400/1400) x (43.75%)] + [(0/1400) x (56.25%)] = (43.75%) +
               (0%) = 43.75%

                                   Annex A-2

                                                                   Schedule I to
                                              Deposit and Disbursement Agreement
                                              ----------------------------------

                                    Accounts
                                    --------


1.   Revenue Account

          Account Name: Elwood Energy Revenue Account
          Account Number: 2600015505

2.   O&M Account

          Account Name: Elwood Energy O&M Account
          Account Number: 2600015506


3.   Holdings II Account

          Account Name: Elwood Energy Holdings II Account
          Account Number: 2600015507

4.   Holdings III Account

          Account Name: Elwood Energy Holdings III Account
          Account Number: 2600015508

5.   Sales Tax Reserve Account

          Account Name: Elwood Energy Sales Tax Reserve Account
          Account Number: 2600015509

6.   Debt Service Payment Account

          Account Name: Elwood Energy Debt Service Payment Account Account Number: 2600015510


7.   DSR LOC Loan Principal Account

          Account Name: Elwood Energy DSR LOC Loan Principal Account Account Number: 2600015511

8.   Debt Service Reserve Account

          Account Name: Elwood Energy Debt Service Reserve Account Account Number: 2600015512

9.   Major Maintenance Reserve Account

          Account Name: Elwood Energy Major Maintenance Reserve Account Account Number: 2600015513

10.  PSA Contingency Reserve Account

          Account Name: Elwood Energy PSA Contingency Reserve Account Account Number: 2600015514

11.  Distribution Suspense Account

          Account Name: Elwood Energy Distribution Suspense Account Account Number: 2600015515

12.  Distribution Account

          Account Name: Elwood Energy Distribution Account
          Account Number: 2600015516

13.  Proceeds Account

          Account Name: Elwood Energy Proceeds Account
          Account Number: 2600015517

                                                                  Schedule II to
                                              Deposit and Disbursement Agreement
                                              ----------------------------------

          Current Major Maintenance Required Balance* (in thousands)
          ------------------------------------------


                         October 23, 2001     $ 2,000
                         January 5, 2002      $ 3,800
                         July 5, 2002         $ 7,400
                         January 5, 2003      $11,000
                         July 5, 2003         $14,600
                         January 5, 2004      $18,200
                         July 5, 2004         $21,800
                         January 5, 2005      $25,400
                         July 5, 2005         $29,000
                         January 5, 2006      $27,818
                         July 5, 2006         $31,418
                         January 5, 2007      $28,703
                         July 5, 2007         $32,303
                         January 5, 2008      $34,093
                         July 5, 2008         $37,693
                         January 5, 2009      $39,139
                         July 5, 2009         $42,739
                         January 5, 2010      $22,232
                         July 5, 2010         $25,832
                         January 5, 2011      $18,500
                         July 5, 2011         $22,100
                         January 5, 2012      $24,840
                         July 5, 2012         $28,440
                         January 5, 2013      $32,040
                         July 5, 2013         $41,040
                         January 5, 2014      $45,632
                         July 5, 2014         $54,632
                         January 5, 2015      $59,181
                         July 5, 2015         $68,181
                         January 5, 2016      $48,218
                         July 5, 2016         $57,218
                         January 5, 2017      $45,936
                         July 5, 2017         $52,936
                         January 5, 2018      $56,622
                         July 5, 2018         $63,622
                         January 5, 2019      $64,731
                         July 5, 2019         $71,731

                         January 5, 2020      $70,020
                         July 5, 2020         $77,020
                         January 5, 2021      $37,052
                         July 5, 2021         $47,907
                         January 5, 2022      $40,154
                         July 5, 2022         $51,154
                         January 5, 2023      $61,715
                         July 5, 2023         $72,715
                         January 5, 2024      $68,633
                         July 5, 2024         $76,633
                         January 5, 2025      $51,157
                         July 5, 2025         $59,157
                         January 5, 2026      $29,515
                         July 5, 2026         $32,515

     * Each amount set forth herein shall be adjusted as necessary to reflect anticipated Major Maintenance Expenditures from the Major Maintenance Reserve Account during the six-month period ending on such Bond Payment Date as certified in the applicable Funding Date Certificate.

                                                                 Schedule III to
                                              Deposit and Disbursement Agreement
                                              ----------------------------------

                       Sales Tax Reserve Required Balance
                       ----------------------------------

----------------------------------------------------------------
        Date            Amount           Date           Amount
----------------------------------------------------------------
March 31, 2006        $  350,000  December 31, 2008   $4,200,000
----------------------------------------------------------------
June 30, 2006         $  700,000    March 31, 2009    $4,550,000
----------------------------------------------------------------
September 30, 2006    $1,050,000    June 30, 2009     $4,900,000
----------------------------------------------------------------
December 31, 2006     $1,400,000  September 30, 2009  $5,250,000
----------------------------------------------------------------
March 31, 2006        $1,750,000  December 31, 2009   $5,600,000
----------------------------------------------------------------
June 30, 2007         $2,100,000    March 31, 2010    $5,950,000
----------------------------------------------------------------
September 30, 2007    $2,450,000    June 30, 2010     $6,300,000
----------------------------------------------------------------
December 31, 2007     $2,800,000  September 30, 2010  $6,650,000
----------------------------------------------------------------
March 31, 2008        $3,150,000  December 31, 2010   $7,000,000
----------------------------------------------------------------
June 30, 2008         $3,500,000    March 31, 2011    $7,350,000
----------------------------------------------------------------
September 30, 2008    $3,850,000    June 30, 2011     $7,700,000
----------------------------------------------------------------

                                     III-1

                                                                  Schedule IV to
                                              Deposit and Disbursement Agreement
                                              ----------------------------------

                               PSA Yearly Factor
                               -----------------

                           2013         $45,000,000
                           2014         $45,000,000
                           2015         $45,000,000
                           2016         $45,000,000
                           2017         $45,000,000
                           2018         $40,000,000
                           2019         $40,000,000
                           2020         $42,000,000
                           2021         $32,500,000
                           2022         $17,000,000
                           2023         $15,000,000

                                                                       Exhibit A
                                           to Deposit and Disbursement Agreement
                                           -------------------------------------


                     FORM OF DEBT SERVICE RESERVE GUARANTY
                     -------------------------------------

                                                                       Exhibit B
                                           to Deposit and Disbursement Agreement
                                           -------------------------------------

                   FORM OF MAJOR MAINTENANCE RESERVE GUARANTY
                   ------------------------------------------

                                                                    Exhibit C to
                                              Deposit and Disbursement Agreement
                                              ----------------------------------

                    FORM OF PSA CONTINGENCY RESERVE GUARANTY

                                                                    Exhibit D to
                                              Deposit and Disbursement Agreement
                                              ----------------------------------

                       FORM OF SALES TAX RESERVE GUARANTY

                                                                    Exhibit E to
                                              Deposit and Disbursement Agreement
                                              ----------------------------------

                            MAINTENANCE REQUISITION
                            -----------------------

                                   No. ______

                     [Date]

Bank One Trust Company, National Association, as Administrative Agent
1 Bank One Plaza
Mail Suite IL1-0823
Chicago, Illinois 60670-0823
Attention:  Global Corporate Trust Services

Re: Deposit and Disbursement Agreement, dated as of October 23, 2001 (the "Deposit and Disbursement Agreement"), among Elwood Energy LLC (the
      ----------------------------------
     "Issuer"), Bank One Trust Company, National Association, in its capacity as
      ------
     Collateral Agent, Bank One Trust Company, National Association, in its capacity as Administrative Agent, and Bank One Trust Company, National Association, in its capacity as Intercreditor Agent.

Ladies and Gentlemen:

     This requisition (this "Maintenance Requisition") is delivered to you
                             -----------------------
pursuant to Section 3.7(b) of the Deposit and Disbursement Agreement.
            --------------
Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Deposit and Disbursement Agreement (including defined terms incorporated therein by reference from the Indenture). The information relating to this Maintenance Requisition is as follows:

     1. The aggregate amount requested to be withdrawn from the Major Maintenance Reserve Account in accordance with this Maintenance Requisition is $____________.

     2. The Disbursement Date on which the withdrawals and transfers pursuant to this Maintenance Requisition are to be made is _________ __, ____.

     3. Set forth on Schedule I attached hereto is the name of each Person to
                     ----------
        whom any payment is to be made, the aggregate amount incurred on or prior to the Disbursement Date or reasonably expected to be incurred within the thirty (30) day period following the Disbursement Date by such Person and a summary description of the work performed, services rendered, materials, equipment or supplies delivered or any other purpose for which each payment was or is to be made.

     4. The proceeds of this Maintenance Requisition withdrawn from the Major Maintenance Reserve Account will be used to pay Major Maintenance Expenditures due and payable as of the Disbursement Date or to reimburse the Issuer or the appropriate third parties for the costs of Major Maintenance Expenditures paid prior to the Disbursement Date (as evidenced by invoices received or provided by the Issuer).

                                            ELWOOD ENERGY LLC


                                            By:___________________
                                               Name:
                                               Title:

                                                         Schedule I to Exhibit E
                                           to Deposit and Disbursement Agreement
                                           -------------------------------------



                                  Amount
           Name                 of Payment        Purpose
           ----                 ----------        -------

                                                                       Exhibit F
                                           to Deposit and Disbursement Agreement

RESTORATION REQUISITION
-----------------------

                                  No. ______

                                  [Date]

Bank One Trust Company, National Association
1 Bank One Plaza
Mail Suite IL1-0823
Chicago, Illinois 60670-0823
Attention:  Global Corporate Trust Services

Re: Deposit and Disbursement Agreement, dated as of October 23, 2001 (the "Deposit and Disbursement Agreement"), among Elwood Energy LLC (the
      ----------------------------------
     "Issuer"), Bank One Trust Company, National Association, in its capacity as
      ------
     Collateral Agent, Bank One Trust Company, National Association, in its capacity as Administrative Agent, and Bank One Trust Company, National Association, in its capacity as Intercreditor Agent.

Ladies and Gentlemen:

          This requisition (this "Restoration Requisition") is delivered to you
                                  -----------------------
pursuant to Section 3.10(a)(iii)(A) of the Deposit and Disbursement Agreement.
            -----------------------
Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Deposit and Disbursement Agreement (including defined terms incorporated therein by reference from the Indenture). The information relating to this Restoration Requisition is as follows:

     1. The aggregate amount requested to be withdrawn from the Proceeds Account in accordance with this Restoration Requisition is $____________.

     2. The Disbursement Date on which the withdrawals and transfers pursuant to this Restoration Requisition are to be made is _________ __, ____.

     3. Set forth on Schedule I attached hereto is the name of each Person to
                     ----------
        whom any payment is to be made, the aggregate amount incurred on or prior to the Disbursement Date or reasonably expected to be incurred within the thirty (30) day period following the Disbursement Date by such Person and a summary description of the work performed, services rendered, materials, equipment or supplies delivered or any other purpose for which each payment was or is to be made.

     4. The proceeds of this Restoration Requisition withdrawn from the Proceeds Account will be used to pay the costs of rebuilding, restoration or repair of the Project in accordance with the budget and schedule for the Restoration, and the Administrative Agent may properly charge such costs against the Proceeds Account.

     5. The rebuilding, restoration or repair costs which have been paid or for which payment is requested under this Restoration Requisition are in accordance with the budget and schedule for the Restoration Work.

     6. The costs of rebuilding, restoration or repair for which payment is requested under this Restoration Requisition from the Proceeds Account have not been the basis for any prior requisition by the Issuer.

     7. As of the date hereof, the Issuer has not received any written notice of any lien, right to lien or attachment upon, or claim affecting the right of the Issuer to receive any portion of the amount of this Restoration Requisition (other than in respect of Permitted Liens), or in the event that the Issuer has received notice of any such lien, right to lien, attachment or claim (other than a Permitted Lien), such lien, right to lien, attachment or claim has been released or discharged as of the date hereof or is expected to be released or discharged upon payment of the costs for which payment is requested under this Restoration Requisition, or is subject to a Good Faith Contest.

                               ELWOOD ENERGY LLC


                               By:______________________________
                                  Name:
                                  Title:

                                                         Schedule I to Exhibit F
                                           to Deposit and Disbursement Agreement
                                           -------------------------------------


                                 Amount
           Name                 of Payment        Purpose
           ----                 ----------        -------

                                                                       Exhibit G
                                           to Deposit and Disbursement Agreement
                                           -------------------------------------


INDEPENDENT ENGINEER RESTORATION CERTIFICATE
--------------------------------------------

                                   No. _____

                                    [Date]


Bank One Trust Company, National Association
1 Bank One Plaza
Mail Suite IL1-0823
Chicago, Illinois 60670-0823
Attention:  Global Corporate Trust Services

Re: Deposit and Disbursement Agreement, dated as of October 23, 2001 (the "Deposit and Disbursement Agreement"), among Elwood Energy LLC (the
      ----------------------------------
     "Issuer"), Bank One Trust Company, National Association, in its capacity as
      ------
     Collateral Agent, Bank One Trust Company, National Association, in its capacity as Administrative Agent, and Bank One Trust Company, National Association, in its capacity as Intercreditor Agent.

Ladies and Gentlemen:

          This Certificate (this "Independent Engineer's Restoration
                                  ----------------------------------
Certificate") is delivered to you pursuant to Section 3.10(a)(iii)(B) of the
-----------                                   -----------------------
Deposit and Disbursement Agreement and in connection with the requisition for payment dated __________ __, ____ (the "Restoration Requisition") delivered
                                        -----------------------
together with this Independent Engineer's Restoration Certificate. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Deposit and Disbursement Agreement (including defined terms incorporated therein by reference from the Indenture).

          We hereby certify to the Administrative Agent as of the date hereof that:

     1. We have reviewed the material and data made available to us by the Issuer with respect to [describe rebuilding, repair or restoration of project] and have performed such other investigation as is referenced in Annex 1 attached hereto (the "Review"). Our Review was
        -------                       ------
        performed in accordance with generally accepted engineering and construction practices and included such investigation, [insert customary exceptions and qualifications] and review as we in our professional capacity deemed necessary or appropriate in the circumstances and within the scope of our appointment [insert customary exceptions and qualifications]. We have also reviewed the Restoration Requisition and any appendices, schedules and requisitions and/or invoices attached thereto or delivered therewith.

     2. Based on our Review and the understanding and assumption that we have been provided true, correct and complete information, and [insert customary exceptions and qualifications] we are of the opinion that, as of the date hereof:

        a. After giving effect to the payments requested under the Restoration Requisition, the undisbursed moneys in the Proceeds Account together with any other amounts that the Issuer is willing to commit or cause to be committed to such rebuilding, repair or restoration is reasonably estimated to equal or exceed the amount necessary to pay for (i) all work, labor or services performed and all materials, supplies or equipment furnished for which payment has not yet been made and (ii) all other reasonably anticipated costs of rebuilding, repair or restoration ("Restoration Costs") which have yet to be paid
                                   -----------------
           in order to achieve operation of [all] [a portion] of the Project. [Alternative if applicable: After giving effect to the payments requested under the Restoration Requisition, the undisbursed moneys in the Proceeds Account may be less than the amount necessary to pay for (i) all work, labor or services performed and all materials, supplies or equipment furnished for which payment has not yet been made and (ii) all other reasonably anticipated Restoration Costs which have yet to be paid in order to achieve operation of [all] [a portion] of the Project; however, in our opinion, such insufficiency could not reasonably be expected to result in a Material Adverse Effect.]

        b. The major rebuilding, repair and restoration activities and the progress of the rebuilding, repair and restoration of the Project through the date of this Independent Engineer's Restoration Certificate are proceeding in a satisfactory manner in accordance with the budget and the schedule for the Restoration.

          c. The Restoration Costs set forth on Schedule I to the Restoration
                                                ----------
             Requisition not incurred on or prior to the Disbursement Date are reasonably anticipated to be incurred during the thirty (30) day period following the Disbursement Date.

          d. The payments made with respect to the Restoration Requisition are in accordance with the budget and schedule for the Restoration.

          The person signing this Independent Engineer's Restoration Certificate is a duly qualified representative of the Independent Engineer and as such is authorized to execute this Independent Engineer's Restoration Certificate on behalf of the Independent Engineer.


                    Very truly yours,

                    [Stone & Webster Consultants, Inc.]

                    By:_________________________
                       Name:
                       Title: